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                                                               EXHIBIT - (10bb)

                        THE REYNOLDS AND REYNOLDS COMPANY
                                 RETIREMENT PLAN

                (Revised and Restated Effective October 1, 1997)

                         (8)Scudder & Esler Co., L.P.A.
                              2912 Springboro West
                                    Suite 105
                               Dayton, Ohio 45439
                            Telephone: (937) 298-0008
                               FAX: (937) 298-0333

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                               TABLE OF CONTENTS

ARTICLE 1- DEFINITIONS...........................................................................................    1
         1.1      Accrued Benefit ...............................................................................    1
         1.2      Actuarial (or Actuarially) Equivalent .........................................................    2
         1.3      Authorized Absence ............................................................................    3
         1.4      Beneficiary ...................................................................................    4
         1.5      Break-in-Service ..............................................................................    5
         1.6      Code ..........................................................................................    5
         1.7      Committee .....................................................................................    5
         1.8      Compensation...................................................................................    5
         1.9      Covered Compensation ..........................................................................    6
         1.10     Disability ....................................................................................    7
         1.11     Early Retirement Date .........................................................................    7
         1.12     Employee ......................................................................................    7
         1.13     Employer ......................................................................................    7
         1.14     Employment Date ...............................................................................    7
         1.15     ERISA .........................................................................................    7
         1.16     Final Average Pay .............................................................................    8
         1.17     Five Percent Owner ............................................................................    8
         1.18     Fresh-Start Date ..............................................................................    8
         1.19     Fresh-Start Group .............................................................................    8
         1.20     Frozen Accrued Benefit ........................................................................    9
         1.21     Highly Compensated Employee ...................................................................   10
         1.22     Hour of Service.   ............................................................................   11
         1.23     Key Employee ..................................................................................   12
         1.24     Leased Employee ...............................................................................   13
         1.25     Limitation Year ...............................................................................   14
         1.26     Maternity-Paternity Absence ...................................................................   14
         1.27     Military Service ..............................................................................   14
         1.28     Non-Highly Compensated Employee ...............................................................   14
         1.29     Non-Key Employee ..............................................................................   14
         1.30     Normal Retirement Date ........................................................................   14
         1.31     Participant ...................................................................................   14
         1.32     Period of Service.  ...........................................................................   15
         1.33     Permissive Aggregation Group ..................................................................   18
         1.34     Plan ..........................................................................................   19
         1.35     Plan Administrator ............................................................................   19
         1.36     Plan Year .....................................................................................   19
         1.37     Projected Primary Insurance Amount ............................................................   19
         1.38     Related Company ...............................................................................   20
         1.39     Required Aggregation Group ....................................................................   20
         1.40     Section 415 Compensation ......................................................................   20
         1.41     Social Security Retirement Age ................................................................   21
         1.42     Super Top-Heavy Plan ..........................................................................   21
         1.43     Taxable Wage Base .............................................................................   21

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
         1.44     Terminate or Termination.......................................................................   22
         1.45     Top-Heavy Group................................................................................   22
         1.46     Top-Heavy Plan.................................................................................   22
         1.47     Top-Heavy Plan Year............................................................................   24
         1.48     Trust..........................................................................................   24
         1.49     Trust Fund.....................................................................................   24
         1.50     Trustee........................................................................................   24
         1.51     Valuation Date.................................................................................   24
         1.52     Vested Accrued Benefit.........................................................................   24
         1.53     Year of Participation..........................................................................   25
         1.54     Year of Service................................................................................   25

ARTICLE 2-ELIGIBILITY AND PARTICIPATION..........................................................................   26
         2.1      Eligibility....................................................................................   26
         2.2      Special Provisions Relating to Acquired Businesses.............................................   26
         2.3      Participation..................................................................................   27
         2.4      Cessation of Participation.....................................................................   27
         2.5      Resumption of Participation....................................................................   28

ARTICLE 3-FUNDING AND AMOUNT OF PLAN BENEFITS....................................................................   28
         3.1      Contributions to Plan..........................................................................   28
         3.2      Forfeitures Under Plan.........................................................................   28
         3.3      Payment of Contributions to Trustee............................................................   28
         3.4      Additional Definitions and Special Rules.......................................................   28
         3.5      Normal Retirement Benefit......................................................................   31
         3.6      Late Retirement Benefit........................................................................   33
         3.7      Early Retirement Benefit.......................................................................   34
         3.8      Benefits Upon Termination of Employment Prior to Retirement.  .................................   34
         3.9      No Reduction in Accrued Benefit................................................................   34
         3.10     General Limitations on Benefits Under Code Section 415.........................................   34

ARTICLE 4-PAYMENT OF BENEFITS....................................................................................   46
         4.1      General........................................................................................   46
         4.2      Forms of Distribution..........................................................................   50
                  (a)      General...............................................................................   50
                  (b)      Direct Rollover.......................................................................   50
         4.3      Election Period and Election Information.......................................................   52
         4.4      Pre-Retirement Death Benefit...................................................................   53
         4.5      Cash-Outs......................................................................................   54
         4.6      Payments to Alternate Payee....................................................................   54
         4.7      Benefits Upon Re-employment of a Participant Who Has a Vested Accrued Benefit
                  Attributable to Prior Service Which Is in Pay Status at the Time of Re-employment..............   55
         4.8      Additional Provisions Relating to Benefits.....................................................   57
         4.9      Non-Transferability............................................................................   57

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
ARTICLE 5-THE TRUST FUND.........................................................................................   57

ARTICLE 6-TRUST FUND VALUATION AND PARTICIPANT STATEMENTS........................................................   57
         6.1      Valuation of the Trust Fund.  .................................................................   57
         6.2      Participant Statements.  ......................................................................   57

ARTICLE 7-PLAN ADMINISTRATION....................................................................................   58
         7.1      General.  .....................................................................................   58
         7.2      Membership and Manner of Acting.  .............................................................   58
         7.3      Rights, Powers and Duties.  ...................................................................   58
         7.4      Committee as Plan Trustee.  ...................................................................   59
         7.5      Application of Rules.  ........................................................................   59
         7.6      Remuneration and Expenses.  ...................................................................   59
         7.7      Resignation or Removal of Committee Member and
                  Appointment of Successor.  ....................................................................   59
         7.8      Reliance on Information Provided by Employer.  ................................................   59
         7.9      Indemnification.  .............................................................................   60
         7.10     Notices.  .....................................................................................   60

ARTICLE 8-AMENDMENT AND TERMINATION..............................................................................   60
         8.1      Amendment......................................................................................   60
         8.2      Termination.  .................................................................................   61
         8.3      Merger and Consolidation of Plan, Transfer of Plan Assets.  ...................................   62
         8.4      Vesting and Distribution on Termination and Partial Termination.  .............................   62
         8.5      Notice of Amendment, Termination or Partial Termination........................................   62

ARTICLE 9-GENERAL................................................................................................   62
         9.1      Construction...................................................................................   62
         9.2      Participation Not Contract of Employment.  ....................................................   62
         9.3      Applicable Laws.  .............................................................................   62
         9.4      Counterparts.  ................................................................................   62
         9.5      Initial Qualification.  .......................................................................   63
         9.6      Contributions Conditioned Upon Deductibility.  ................................................   63

                        THE REYNOLDS AND REYNOLDS COMPANY
                                 RETIREMENT PLAN

                (REVISED AND RESTATED EFFECTIVE OCTOBER 1, 1997)

AGREEMENT entered into by THE REYNOLDS AND REYNOLDS COMPANY (the "COMPANY") as of the date set forth below.

As of September 30, 1968, the Company established The Reynolds and Reynolds Company Retirement Plan (the "PLAN"). The Company now amends and restates the Plan. Except as otherwise expressly provided with respect to any particular provision, the amended and restated Plan shall be effective as of October 1, 1997.

The Plan is intended to comply with the applicable requirements of the General Agreement on Tariffs and Trades of 1994 ("GATT"), the Uniformed Services Employment and Re-employment Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Tax Reform Act of 1997 ("TRA `97"), the Restructuring and Reform Act of 1998 ("RRA >98") and the Community Renewal Tax Relief Act of 2000 ("CRA >00"), and shall be construed accordingly.

                                    ARTICLE 1
                                   DEFINITIONS

In construing the terms of this document, where required by the context:

         (a) the noun, verb, adjective and adverb form of each term includes any of its other forms;

         (b) the singular includes the plural and the plural includes the singular; and

         (c)      "he," "him" and "his" include "she," "her" and "hers."

         1.1 ACCRUED BENEFIT means, for each Participant as of any Plan Year, the Participant's accrued retirement benefit under the Plan (determined on an actual basis and not a projected basis) attributable to Employer contributions under the Plan, determined according to Article 3. Notwithstanding any contrary Plan provision, the Accrued Benefit of any Participant who is a member of a Fresh-Start Group will be equal to the greater of:

         (a)      the Participant's Frozen Accrued Benefit, if any, and

         (b) the Participant's Accrued Benefit determined under the applicable benefit formula, taking into account all credited Years of Service and Participation, as applicable.

In all cases, the amount actually paid to any Participant (or his Beneficiary), shall be limited to his Vested Accrued Benefit.

         1.2 ACTUARIAL (OR ACTUARIALLY) EQUIVALENT means, subject to the remaining provisions of this Section 1.2, a benefit of equivalent value computed in accordance with accepted actuarial principles and based on the following assumptions:

Pre-retirement:            1971 Group Annuity Mortality Table for males
projected to 1990 by Scale D, setback one (1) year for Participants and five (5) years for any contingent annuitant or spouse named as Beneficiary, and interest at seven percent (7%) per year.

Post-retirement:           1971 Group Annuity Mortality Table for males
projected to 1990 by Scale D, setback one (1) year for Participants and five (5) years for any contingent annuitant or spouse named as Beneficiary, and interest at seven percent (7%) per year.

Except as otherwise expressly provided in Section 3.7, and subject to the provisions of Section 4.7, the amount of any form of benefit under the terms of this Plan will be Actuarially Equivalent to the Accrued Benefit in the Normal Form beginning at the Participant's Annuity Starting Date. If payment of benefits to a Participant begins on a date after his Normal Retirement Date, his benefit will be adjusted in accordance with Section 3.6 of the Plan.

Notwithstanding the preceding provisions of this Section, if a distribution is paid in a form other than a non-decreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), Actuarial Equivalence will be determined using the following rules:

         (a) except as otherwise provided in subsection (b), below, the amount of the benefit will be determined using whichever of the following produces a greater benefit:

                  (i)      (A)      for distributions occurring on or after
                                    September 25, 1995, the "APPLICABLE
                                    MORTALITY TABLE". as defined in Code Section
                                    417(e)(3)(A)(ii), and the GATT Interest Rate
                                    (defined below in this Section);

                           (B) for distributions occurring before September 25, 1995 the mortality table specified in the first paragraph of this Section, and the PBGC Interest Rate(s) (defined below in this Section); or

                  (ii) the interest rate and mortality table specified in the first paragraph of this Section;

For purposes of (a)(i)(A), above, the "Applicable Mortality Table" for the period ending December 31, 2002 shall be the 1983 Group Annuity Mortality table, based on a population which is fifty percent (50%) male and fifty percent (50%) female, as set forth in Revenue Procedure 95-6. For distributions made on or after January 1, 2003, the "Applicable Mortality Table" shall be the 1994 GAR table set forth in Revenue Procedure 2001-62 unless and until that table is replaced as the standard table under Code Section 417(e)(3)(A)(ii). Any mortality table change described in the preceding sentence shall go into effect on the latest date permitted by law, unless the Plan is amended to provide for an earlier effective date.

         (b)      for purposes of this Section:

                  (i) the "PBGC INTEREST RATE" is the interest rate which would be used (as of the first day of the Plan year which includes the date the benefit is paid to the Participant) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination, and

                  (ii) the "GATT INTEREST RATE" is the annual rate of interest on thirty (30) year Treasury securities. For purposes of determining the GATT Interest Rate:

                           - the "lookback period" shall be the first full calendar month preceding the first day of the stability period; and

                           -        the "stability period" shall be one (1) Plan
                                    Year.

Notwithstanding any contrary provision of this Section, the preceding provisions of this Section shall not apply to the extent they would cause the Plan to fail to satisfy the requirements of Code Section 415, as set forth in subsection
3.10. If, as a result of an actuarial increase to the benefit of a Participant who delays commencement of payment of benefits beyond his Retirement Date, the Accrued Benefit of that Participant would exceed the Code Section 415 limits for that year, then, immediately before the actuarial increase which would cause the Participant's benefit to exceed the Code Section 415 limit, payment of benefits to the Participant will commence.

         1.3 AUTHORIZED ABSENCE means an Employee's absence under a nondiscriminatory policy established by the Employer, including any period:

         (a) that is (i) authorized or approved by his Employer, or (ii) during layoff or furlough while recall rights continue, as determined in accordance with the normal practices of the Employer, provided the Employee returns within the period specified. A Company "payroll practice" (as defined in 29 C.F.R. Section 2510.3-1(b)(2)) generally referred to as the short-term disability program provides salary continuation benefits to qualifying employees for specified periods when, for medical reasons, they are unable to perform their regular duties. Subject to such uniform rules, consistently applied, as the Committee shall establish, the period during which a Participant receives salary continuation benefits under the short-term disability program shall be treated as an Approved Absence. Any such Approved Absence shall end on the date salary continuation benefits under the short-term disability program cease, and shall not include any period of illness or disability for which benefits are paid under any long-term disability program sponsored by the Company or any Related Company, whether paid by an insurance company, the Company, a Related Company, or any combination of those entities. The preceding rules also shall apply to Participants receiving similar salary continuation benefits and employed by a Related Company which has adopted this Plan.

         (b) during which his reemployment rights are protected by the Family and Medical Leave Act of 1993, or any other applicable law.

                                       OR

         (c)      which constitutes a Maternity-Paternity Absence.

The provisions of this Section shall be uniformly applied to all Participants similarly situated.

         1.4      BENEFICIARY means, with respect to any Participant:

         (a)      his spouse; or

         (b) if a Participant elects payment in a form other than a Qualified Joint and Survivor Annuity and his spouse, if any, consents in accordance with the remaining provisions of this Section, one or more other persons designated by him, in accordance with the following provisions of this Section, to receive any Plan benefits which are payable as a result of his death.

A designation of a Beneficiary will be effective only when a signed and dated Beneficiary designation form is filed with the Committee while the Participant is alive. Any such form will revoke all Beneficiary designation forms signed and filed earlier. A Participant may designate a person other than his spouse to be his Beneficiary if he makes this designation before distribution of his Accrued Benefit begins. However, no such designation shall be effective unless:

         (c) the Committee receives a written consent to the election by the Participant's spouse, if any, which consent acknowledges the effect of the election, approves the person or persons named as Beneficiary and is witnessed by a notary public or the Plan Administrator; or

         (d) evidence satisfactory to the Committee that the consent required by subsection (c), next above, cannot be obtained because there is no spouse, because the spouse cannot be located or because of any other appropriate circumstances as the Secretary of the Treasury may provide by regulation.

The Beneficiary designated on any written consent described in subsection (c), next above, may not be changed to a person other than the spouse without the consent of the Participant's spouse, unless the consent expressly permits the Participant to designate a different person without further consent by the spouse.

Any election made pursuant to this Section shall be effective only as to the spouse consenting to it or subject to the evidence provided in accordance with subsection (d) above, as the case may be. If a deceased Participant is not survived by a designated Beneficiary, or if the Beneficiary of a deceased Participant dies before complete distribution of the Participant's benefits, any remaining death benefits due shall be distributed (in such proportions as the Committee decides) to one or more Beneficiaries selected by the Committee, who shall be either:

         (e) one or more of the Participant's relatives by blood, adoption or marriage; or

         (f) the estate of the last to die of the Participant and his Beneficiary.

         1.5      BREAK-IN-SERVICE means, except as otherwise provided in this
Section 1.5, a twelve (12) consecutive month period during which an Employee or Participant is not credited with one (1) Hour of Service.

An individual whose employment with an Employer or a Related Company terminates solely by reason of a Maternity-Paternity Absence beginning on or after October 1, 1985, and who would otherwise incur a Break- in-Service for that reason, shall not be deemed to incur a Break-in-Service until the second anniversary of the individual's date of Termination. In no event shall the operation of the preceding sentence result in any individual receiving credit for vesting or benefit accrual service for a period during which he is not employed by the Employer or a Related Company.

         1.6 CODE means the Internal Revenue Code of 1986, as amended. Reference to any Code section shall be construed to include any law or Code provision which replaces it.

         1.7      COMMITTEE means the committee established under Article 7.

         1.8 COMPENSATION means the amount that is not in excess of one hundred sixty thousand dollars ($160,000) (the "DOLLAR LIMIT") paid to an Employee by the Employer or a

Related Company for services performed during the calendar year ending within the Plan Year, as reflected on Form(s) W-2, or any replacement for that form.

The Dollar Limit shall be adjusted for each Plan Year to take into account any applicable cost-of-living adjustment provided for that year pursuant to Code
Section 401(a)(17).

For purposes of this Section, Compensation includes:

         - amounts attributable to elective deferral contributions to a Code Section 401(k) Plan;

         - amounts attributable to salary reduction contributions to a Code Section 125 Plan; and

         - for Plan Years beginning on and after January 1, 2001, amounts that are contributed by an Employer pursuant to a salary reduction agreement that are not includable in the Participant's gross income under Code Section 132(f)(4).

For purposes of this Section, Compensation does not include:

         -        accrued but unpaid bonuses;

         - non-cash payments, including but not limited to imputed income resulting from the use of a vehicle owned or leased by the Employer or a Related Company, or the personal use of property owned by the Company or a Related Company;

         - the taxable portion of any moving or relocation expenses paid by the Employer or a Related Company;

         - refunds of elective deferral contributions required to comply with the requirements of Code Section 401(k)(3), 401(m), 402(g) or 415;

         - income from the premature or disqualifying disposition of securities acquired pursuant to a qualified, restricted or similar stock or stock option plan;

         - amounts paid pursuant to any non-qualified deferred compensation arrangement sponsored by the Employer or any Related Company, including but not limited to amounts derived from elective salary reductions or deferrals; and

         -        severance pay.

         1.9 COVERED COMPENSATION for a Plan Year means, with respect to each Participant, the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age.

In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made.

A Participant's Covered Compensation:

         (a) for a Plan Year before the thirty-five (35) year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age is the Taxable Wage Base in effect as of the beginning of the Plan Year; and

         (b) for a Plan Year after that thirty-five (35) year period is the Participant's Covered Compensation for the Plan Year during which the thirty-five (35) year period ends.

         1.10 DISABILITY means any medically determinable physical or mental impairment which can be expected to result in death or be of a long-continued and indefinite duration and qualifies the Participant for benefits under the long-term disability program sponsored by the Employer (the "LTD PLAN").

         1.11 EARLY RETIREMENT DATE means the Benefit Eligibility Date which occurs on or after the first day of the calendar month coincident with or next following the later of the date on which a Participant attains age fifty-five
(55) and the date on which he completes fifteen (15) Years of Service.

         1.12 EMPLOYEE means any person employed by and receiving Compensation from the Company or a Related Company, who receives remuneration from the Company or a Related Company for personal services so performed, or any person on an Authorized Absence who was so employed when his Authorized Absence began. A Participant shall not be considered an Employee or an Eligible Employee during any period of illness or disability for which he or she receives benefits under any long-term disability program sponsored by the Company or any Related Company, whether paid by an insurance company, the Company, a Related Company, or any combination of those entities.

         1.13 EMPLOYER means the Company and any Related Company which, with the consent of the Company, adopts the Plan.

         1.14 EMPLOYMENT DATE means the date on which an Employee is first credited with an Hour of Service following either initial employment or reemployment after a Break-in-Service.

         1.15 ERISA means the Employee Retirement Income Security Act of 1974, as amended. Reference to any section of ERISA shall be construed to include any law or ERISA provision which replaces it.

         1.16     FINAL AVERAGE PAY means:

         (a) For purposes of computing his Old Formula Benefit, it shall be assumed that the Participant continues to earn annually until his Normal Retirement Date Compensation at the level equivalent to his historical Final Average Pay, i.e., a Participant's average Compensation from his Employer for the five (5) consecutive complete or partial calendar year period occurring within the ten (10) calendar year period ending with or within the Plan Year which produces the highest average. A Participant's Final Average Pay shall be the average monthly Compensation during the highest five (5) consecutive complete or partial calendar years among the final ten (10) complete or partial calendar years preceding his Normal Retirement Date using both his Final Average Pay and any assumed level of future Compensation projected to his Normal Retirement Date. The Participant's Accrued Benefit will then be calculated using the highest average monthly Compensation during that five-year period.

         (b) For purposes of computing his New Formula Benefit, a Participant's average Compensation from his Employer for the five (5) consecutive complete or partial calendar year period occurring within the ten (10) calendar year period ending with or within the Plan Year which produces the highest average. If a Participant's entire period of employment with the Employer is less than five (5) consecutive years, Final Average Pay shall be determined based on Compensation earned during the Participant's entire period of employment.

         1.17 FIVE PERCENT OWNER means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership, employers that otherwise would be aggregated under Code Sections 414(b), (c), (m) and (o) will be treated as separate employers.

         1.18 FRESH-START DATE generally means the last day of a Plan Year preceding a Plan Year for which any amendment of the Plan that directly or indirectly affects the amount of a Participant's benefit determined under the then current benefit formula becomes effective. If this Plan has had a Fresh-Start Date for all Participants, and, in a subsequent Plan Year, is aggregated for purposes of Code
Section 401(a)(4) with another plan which did not make the same fresh start, the last day of the Plan Year preceding the first Plan Year during which the plans are aggregated will be a Fresh-Start Date for this Plan.

         1.19 FRESH-START GROUP means all Participants who have Accrued Benefits as of a Fresh-Start Date and have at least one (1) Hour of Service with an Employer after that date, including but not limited to:

         (a) all Participants whose Accrued Benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1989, is based on compensation for a year beginning prior to the effective date of the Tax Reform Act of 1986 that exceeded two hundred thousand dollars ($200,000);

         (b) all Participants whose Accrued Benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded one hundred fifty thousand dollars ($150,000); and

         (c)      all Participants who:

                  (i) are not Grandfathered Participants (as defined in Article 3),

                  (ii) were actively employed by an Employer and had Accrued Benefits on December 31, 2002,

                  (iii) were actively employed by an Employer and members of the Eligible Group (as defined in Article 2) on January 1, 2003, and

                  (iv) are credited with at least one (1) Hour of Service on or after January 1, 2003.

         1.20     FROZEN ACCRUED BENEFIT means:

         (a) for a Participant who has had a Fresh-Start Date, the amount of his Accrued Benefit determined in accordance with the provisions of the Plan applicable in the year containing the latest Fresh-Start Date, determined as if the Participant terminated employment with the Employer as of that date, (or the date the Participant actually terminated employment with the employer, if earlier), without regard to any amendment made to the Plan which became effective after that date; and

         (b)      for a Participant who has not had a fresh-start, zero (0).

For purposes of (a), above, the effective date of any amendment shall be determined after application of Code Section 401(b) or Section 1.401(a)(4)-11(g) of the Regulations, as appropriate.

If, as of the Participant's latest Fresh-Start Date, Code Section 415 limited the amount of his Frozen Accrued Benefit, his Frozen Accrued Benefit will be increased for years after that Fresh-Start Date to the extent permitted under Code Section 415(d)(1).

Also, if the Frozen Accrued Benefit of a Participant includes the top-heavy minimum benefits provided in paragraph 3.5(a)(iv) of the Plan, his Frozen Accrued Benefit will be increased to the extent necessary to comply with the average compensation requirement of Code Section 416(c)(1)(D)(i). If:

         (c) the Normal Form of benefit in effect on a Participant's latest Fresh-Start Date is not the same as the Normal Form after that Fresh-Start Date; and/or

         (d) the Retirement Date for any Participant on that date was later than the Retirement Date for that Participant after that Fresh-Start Date;

then the Participant's Frozen Accrued Benefit will be expressed as an Actuarially Equivalent benefit, payable in the Normal Form under the Plan after the Participant's latest Fresh-Start Date, with payments beginning at the Participant's Retirement Date under the Plan, as in effect after that Fresh-Start Date.

If the Plan provides a new optional form of benefit with respect to a Participant's Frozen Accrued Benefit, that optional form of benefit will be provided with respect to each Participant's entire Accrued Benefit (including the parts accrued both before and after the Fresh-Start Date).

         1.21 HIGHLY COMPENSATED EMPLOYEE means an Employee (as defined below) who performed services for the Employer during the "DETERMINATION YEAR" and:

         (a) was, at any time during the "determination year" or "look-back year", a Five Percent Owner of the Employer; or

         (b) was in the top twenty percent (20%) of Employees ranked by Compensation paid during the "look-back year" and received
                  Section 415 Compensation during the "look-back year" from the Employer in excess of eighty thousand dollars ($80,000) adjusted as provided in Code Section 415(d).

         (c)      For purposes of this Section:

                  (i)      (A)      the "look-back year" is the calendar year
                                    ending with or within the Plan Year for
                                    which testing is being performed, and

                           (B) the "determination year" is the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "LAG period"). If the "LAG PERIOD" is less than twelve (12) months, the dollar threshold amount specified in (b) above shall be prorated, based upon the number of months in the "lag period."

                  (ii)     the term "EMPLOYEE" means:

                           (A) all persons described in Section 1.12 during the "determination year" and the "look-back" year; and

                           (B) each former Employee who was a Highly Compensated Employee (1) during any determination year ending on or after his fifty-fifth (55th) birthday, or (2) during the determination year in which he separated from service.

                  (iii) "SECTION 415 COMPENSATION" means compensation as defined in Section 1.40.

         1.22 HOUR OF SERVICE. Subject to the following provisions of this Section, an Employee or Participant shall be credited with an "HOUR OF SERVICE" for each hour for which he is paid or entitled to payment for:

         (a)      services performed as an employee for an Employer or Related
                  Company,

         (b) a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence, or for which back pay, irrespective of mitigation of damages, has been awarded to the Employee or Participant or agreed to by the Company or Related Company, determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2.

An hour paid at a premium rate will be counted only as a single hour. Each hour will be credited to the Year when the duties are performed. No Hours of Service will be credited for payment under a plan maintained solely to comply with applicable workers' compensation, unemployment compensation or disability insurance laws, or for a payment which only reimburses an Employee for his medical or medically-related expenses.

To the extent required to avoid a Break-in-Service, an Employee or Participant who is on a Maternity-Paternity Absence shall be credited with continuous service for the twelve (12) month period beginning on the date the absence begins.

Participants who met the disability requirements under The Reynolds and Reynolds Company Union Retirement Plan as of September 30,1997, shall continue to accrue Hours of Service (up to a maximum of five hundred one (501) hours per continuous period) in accordance with the terms of The Reynolds and Reynolds Company Union Retirement Plan, until the earlier of the first day on which the Participant no longer meets the disability requirements, or March 31, 2001.

         1.23     KEY EMPLOYEE means:

         (a) Each Employee or former Employee (and his Beneficiary) who at any time during the five (5) Plan Years ending on the Determination Date (as defined in Section 1.46):

                  (i) was an officer of the Employer or a Related Company receiving annual compensation greater than fifty percent (50%) of the amount in effect under Code
                           Section 415(b)(1)(A) in any such Plan Year;

                  (ii) was one of the ten (10) Employees owning both more than one-half percent (1/2%) interest of the Employer and its Related Company (considering the largest interest owned at any time during the Year) but only if he received compensation greater than the dollar amount applied for purposes of Code Section 415(c)(1)(A) for the calendar Year ending coincident with or immediately after the Determination Date; or

                  (iii) owned either (A) more than five percent (5%) of the Employer's outstanding shares of stock (or its capital or profit interest, if the Employer is not a corporation), or (B) more than five percent (5%) of the total combined voting power of the Employer's shares of stock; or

                  (iv)     owned either:

                           (A) more than one percent (1%) of the Employer's shares of stock (or its capital, or profit interest, if the Employer is not a corporation), or

                           (B) stock possessing more than one percent (1%) of the total combined voting power of all the Employer's stock;

                                       AND

                           (C) received compensation of more than one hundred fifty thousand dollars ($150,000) from the Employer and/or any Related Company.

         (b)      For purposes of this Section:

                  (i) No more than fifty (50) Employees, or, if less, the greater of three (3) or ten percent (10%) of the largest number of Employees employed at any time during the Year or any of the four (4) preceding Years will be Key Employees under paragraph (a)(i). If there are more officers than are counted under the preceding sentence, only those who had the highest aggregate compensation while they were officers during the five (5) Plan Years ending on the Determination Date will be considered as Key Employees.

                  (ii) A person is an officer only if he is in regular and continued service as an administrative executive of the Employer or a Related Company.

                  (iii) No person will be a Key Employee under more than one paragraph of this definition unless he also is a Beneficiary of a deceased Key Employee.

                  (iv) For purposes of determining ownership under this definition, a person will be treated as owning all shares of stock which he owns directly or constructively by application of Code Section 318. In applying Code Section 318(a)(2)(C) to paragraphs
                           (a)(ii) and (a)(iii) above, five percent (5%) will be substituted for fifty percent (50%) wherever it appears in that Code section.

                  (v) For purposes of determining whether a person is a one percent (1%) or five percent (5%) owner or one of the ten (10) Employees owning the largest interest of the Employer, his ownership interest in any entity related to the Employer solely by reason of Code Sections 414(b), (c) or (m) will be disregarded.

                  (vi) For purposes of determining whether a person is one of the ten (10) largest owners, if two (2) persons have the same interest, the person receiving the greater annual compensation from the Employer or Related Company will be treated as having the larger interest.

                  (vii) For purposes of this Section, "compensation" has the meaning given to that term under Code Section 414(q)(4).

         1.24 LEASED EMPLOYEE means any person (other than an Employee of the Company or a Related Company) performing services for the Company or a Related Company (the "LESSEE") under an agreement between a Lessee and another entity if:

         (a) the person has performed those services for the Lessee (or the Lessee and related entities as defined in Code 414(n)(6)) on a substantially full-time basis for at least one (1) Year;

         (b) the services are performed under the primary direction or control of the Lessee; and

         (c) unless leased employees (determined without regard to this paragraph) constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce, that person is not covered by a money purchase pension plan providing:

                  (i) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation as defined in Code Section 415(c)(3) but including amounts which are excluded pursuant to a salary reduction agreement from the person's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b);

                  (ii)     immediate participation; and

                  (iii)    full and immediate vesting.

         1.25     LIMITATION YEAR means the calendar year.

         1.26 MATERNITY-PATERNITY ABSENCE means an individual's absence from work with an Employer or Related Company for any period by reason of the pregnancy of the individual, the birth of the individual's child, the placement of a child with the individual in connection with his adoption of the child or for purposes of caring for such a child for a period immediately following the birth or placement. An Employee or Participant shall not be credited with service for a Maternity-Paternity Absence unless the Employee or Participant timely provides to the Company's human resources department such information as may be required to establish that the absence constituted a Maternity-Paternity Absence and the number of days of the absence, however.

         1.27 MILITARY SERVICE means an Employee's active service with the United States armed forces during any period his reemployment rights are protected by law.

         1.28 NON-HIGHLY COMPENSATED EMPLOYEE means any Employee who is not a Highly Compensated Employee (as defined in Section 1.21).

         1.29 NON-KEY EMPLOYEE means any Employee who is not a Key Employee or a Beneficiary of a Key Employee.

         1.30 NORMAL RETIREAMENT DATE means the Benefit Eligibility Date which occurs on or after the first day of the calendar month which coincides with or next follows a Participant's sixty-fifth (65th) birthday.

         1.31 PARTICIPANT means an eligible Employee who has qualified for participation under Section 2.1 and who has not Terminated or been suspended under Section 2.4.

         1.32 PERIOD OF SERVICE. As a result of mergers, acquisitions, collective bargaining agreements or other special circumstances, special provisions apply to the calculation of Periods of Service for certain groups of Employees. Those special provisions are set forth in Article 2, and may, in the future, be set forth on one or more attachments ("SCHEDULES") to the Plan, which are incorporated by this reference as part of the terms of the Plan. The following rules are subject to any contrary provisions in Article 2 or in any Schedule (collectively, the "SPECIAL PROVISIONS"). To the extent that the following provisions are inconsistent with any of the Special Provisions, the Special Provisions shall be followed.

         (a) General Rule. An Employee's Period of Service shall be his total period of employment with one or more Employers or Related Companies measured in years and months, beginning on his initial Employment Date, adjusted to take into account any Breaks-in-Service. For this purpose:

                  (i) one (1) day or more of employment in a calendar month shall be deemed a completed month,

                  (ii) an Employee's Period of Service is deemed to continue during:

                           (A) any Authorized Absence up to one (1) year in duration, provided that the Period of Service will end if the Employee fails to return to work on the date the Authorized Absence ends, or, if later, the date which is twelve (12) months from the date the Authorized Absence began,

                           (B) any period of Military Service (to the extent required by law), provided, however, that, if a Participant who is absent as a result of Military Service does not return to employment within the period provided by law, he shall be deemed to have Terminated employment on the date he left for service in the armed forces of the United States,

                           (C) any period following his Termination if he is rehired before incurring a
                                    Break-in-Service,

                           (D) a change to or from being a member of the Eligible Group (if such change occurs on or after October 1, 2002), and

                           (E) employment by another Employer or a Related Company provided employment terminates merely to become an employee of the other Employer or Related Company,

                  (iii) in no event shall a Participant be granted credit for any Period of Service (by the Employer or a Related Company) which (A) ended by Termination prior to September 30, 1968 (the original effective date of the Plan), or (B) will result in duplication of credit for the same Period of Service.

         (b)      Breaks-in-Service.

                  (i) Except as otherwise provided below in this Section, any Period of Service completed prior to the beginning of a Break-in-Service shall be recredited, as of the Employee's reemployment date, for purposes of determining (A) his eligibility to participate in the Plan following the Break-in-Service, (B) his Accrued Benefit and (C) the Vested portion of any Plan benefit accrued before or after his reemployment date.

                           The following provisions shall apply to a Re-employed Participant, as defined below. For this purpose, a "RE-EMPLOYED PARTICIPANT" is a Participant who:

                           (A) previously terminated his employment with an Employer (a "PRIOR TERMINATION") and is later re-employed by the Employer; and

                           (B) had, as of his Prior Termination date, a Vested Accrued Benefit; and

                           (C) as a result of his Prior Termination, received a distribution of all or part of his Vested Accrued Benefit.

                           The amount of any Accrued Benefit which was Forfeited on account of the Prior Termination of a Re-employed Participant shall be restored, if he repays to the Trustee, in cash and in a single lump sum, an amount equal to the amount, if any, distributed to him by the Trustee on account of his Prior Termination, plus interest compounded annually (computed from the date of distribution to the date of repayment) at the rate determined for purposes of Code

                           Section 411(c)(2)(C). The repayment must occur while the Participant is employed by an Employer and prior to the earlier of:

                           (D) the fifth (5th) anniversary of the date of his reemployment by an Employer giving rise to his repayment right; or

                           (E) the close of the first period of five (5) consecutive One Year Breaks in Service commencing after the date on which distribution was made to him.

                           Effective as of the date repayment is made by a Participant, his aggregate number of Years of Service and Participation accrued prior to his termination of employment shall be included for purposes of benefit accrual and determining the nonforfeitable percentage of his Accrued Benefit.

                  (ii) Determining Eligibility for Employees Who Experience a Break-in-Service Before Becoming Plan Participants. A former Employee or Ineligible Employee who terminated employment with the Employers and Related Companies prior to becoming eligible to participate in the Plan, and is rehired by an Employer or Related Company after a Break-in-Service, must satisfy the eligibility requirements of Article 2 based solely on his age and continuous employment after his reemployment date.

                  (iii) Pre-Break Service Permanently Disregarded in Determining Eligibility and Vesting After a Break-in-Service. If a reemployed Participant:

                           (A) had no vested Accrued Benefit at the time his employment most recently Terminated, and

                           (B) experiences a continuous Break-in-Service of five (5) years, or, if greater, the number of years of service credited to him at the time the Break-in-Service period began,

                           then any Period of Service prior to his Termination shall be disregarded in determining his eligibility to participate in the Plan following his reemployment date and for purposes of determining the vested portion of his benefit which accrues after that date.

                  (iv) Pre-Break Service Permanently Disregarded in Determining Benefit Accruals After a
                           Break-in-Service. If a reemployed Employee:

                           (1) experiences a Break-in-Service of at least five (5) years, or, if greater, the aggregate of his service period before the Break-in-Service (not including any service disregarded by reason of a prior Break-in-Service), and

                           (2) his pre-break service would have been disregarded under the terms of the Plan in effect as of September 30, 1985 (assuming he had been rehired by the Employer on September 30, 1985), then his Period of Service prior to his Termination shall be disregarded in determining the part of his Plan benefit which accrues after his reemployment date, provided, however, that any benefit accrued prior to his reemployment date shall be frozen and shall not be reduced.

         (c) Special Rules. Except as otherwise expressly provided in (a) and (b), above, solely for purposes of computing his Accrued Benefit, an Employee's service shall be credited as follows:

                  (i) an Employee shall receive credit for any Period of Service completed prior to October 1, 1976, unless otherwise specifically limited in an applicable Schedule or by the remaining provisions of this subsection (c);

                  (ii) any person who was a Participant on October 1, 1976, and was hired after attaining age fifty (50), shall receive credit for any Period of Service completed prior to October 1, 1976, only if he was not a Participant in the Plan as in effect on September 30, 1976;

                  (iii) service completed on or after October 1, 1976, shall be credited for periods of eligible employment beginning on the October 1 coincident with or next following the later of (A) the date a Participant attains age twenty and one-half (20-1/2), or (B) the date he completes a six (6) month Period of Service; and

                  (iv) no credit shall be given for any service completed on or after October 1, 1982, for any period during which an Employee was:

                           (A) covered by a collective bargaining agreement to which an Employer or Related Company is or was a party, and under which retirement benefits were the subject of good faith bargaining, and

                           (B) a participant in a defined benefit pension plan sponsored by a collective bargaining unit to which his employer does not contribute.

         1.33     PERMISSIVE AGGREGATION GROUP means:

         (a) all qualified employee pension benefit plans in the Required Aggregation Group; and

         (b) any qualified employee pension benefit plan sponsored by the Employer or a Related Company which:

                  (i)      is not part of the Required Aggregation Group,

                  (ii) satisfies the requirements of Code Sections 401(a)(4) and 410 when considered together with the Required Aggregation Group, and

                  (iii) the Employer elects to include in the Permissive Aggregation Group.

         1.34 PLAN means this plan, as amended from time to time. The Plan is intended to qualify under Code Section 401(a) as a defined benefit pension plan.

         1.35 PLAN ADMINISTRATOR means the Company, which shall act as the "ADMINISTRATOR" as that term is defined in Section 3(16)(A) of ERISA and the "PLAN ADMINISTRATOR" as that term is defined in Code Section 414(g).

The Company may delegate responsibility (including, without limitation, discretionary authority) for management and administration of the Plan and Trust to the Committee established under Article 7 of the Plan and to other persons or entities. Nothing contained in this Section 1.35 shall be construed to limit the authority expressly granted to the Committee in Article 7. The Plan Administrator is the agent for service of legal process on the Plan.

         1.36 PLAN YEAR means the twelve (12) consecutive month period beginning each October 1.

         1.37 PROJECTED PRIMARY INSURANCE AMOUNT for any Participant as of any Plan Year, is the primary insurance amount (determined as of the close of the Plan Year) payable to the Participant upon attainment of the Participant's Social Security Retirement Age, assuming the Participant's annual compensation from the Employer treated as wages for purposes of the Social Security Act remains the same from the Plan Year until the Participant attains Social Security Retirement Age.

The actual compensation paid to the Participant by the Employer during all Periods of Service of the Participant for the Employer during which the Participant was covered by the Social Security Act shall be used in determining the Participant's Projected Primary Insurance Amount.

For years before the Participant began service for the Employer:

         (a) it will be assumed that the Participant received compensation for service in an amount computed by using a salary scale projected backwards from the determination date to the Participant's twenty-first (21st) birthday;

         (b) provided, however, that if the Participant provides the Employer with satisfactory evidence of the actual amount of his "wages" under the Social Security Act for the years prior to his employment by the Employer then his Plan benefit will be based on his actual past compensation.

Each Participant shall be provided with written notice of his right to supply actual compensation history, and of the financial consequences of failing to supply it. The notice shall be given each time the summary plan description is provided to the Participant and also will be given upon the Participant's separation from service. The notice also shall state that the Participant can obtain his actual compensation history from the Social Security Administration.

         1.38     RELATED COMPANY means:

         (a) any corporation or unincorporated trade or business under common control with the Company (as determined under Code Sections 414(b), (c), (n) and (o)); and

         (b) a member of an affiliated service group (as determined under Code Section 414(m)) which includes the Company.

         1.39 REQUIRED AGGREGATION GROUP means the Plan and any other qualified employee pension benefit plan sponsored by the Company or a Related Company (a) in which a Key Employee participates, and (b) which enables the Plan to meet the requirements of Code Sections 401(a)(4) or 410. A terminated plan will be aggregated if it was maintained within the five (5) Years ending on the Determination Date for the Plan Year in question and would, but for the fact that it terminated, be part of the Required Aggregation Group for such Plan Year.

         1.40 SECTION 415 COMPENSATION means wages, salaries, other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered (including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, tips, fringe benefits, bonuses and reimbursement or other expense allowances under a nonaccountable plan as described in Treas. Reg. Section 1.62-2(c)), and earned income (within the meaning of Code Section 401(c)(2)) received from the Company and all Related Companies and (to the extent provided by applicable Treasury Regulations) from an employer purchasing a Code

Section 401(b) annuity. The term also includes income from sources outside the United States (as defined in Code Section 911(b)). However, Section 415 Compensation does not include:

         (a) Employer contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable Year in which contributed, or employer contributions to a simplified employee pension plan to the extent those contributions are deductible by the Employee, or any distributions from a plan of deferred compensation, except that, for Limitation Years beginning on or after January 1, 1998, Section 415 Compensation shall include elective deferrals, as defined in Code Section 402(g)(3), and any amount which is contributed or deferred by a Participant's employer at the Participant's election which is not includable in his gross income by reason of Section 125 or Section 457.

         (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of Forfeiture;

         (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

         (d) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the employee).

Deferred compensation not described in (b), above, received under an unfunded nonqualified plan will be included in Section 415 Compensation only in the Year in which those amounts are included in the individual's gross income for federal income tax purposes.

For Limitation Years beginning on and after January 1, 1998, Section 415 Compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of the Participant by reason of Code Section 132(f)(4).

         1.41     SOCIAL SECURITY RETIREMENT AGE means:

         (a) age sixty-five (65) if the Participant was born before January 1, 1938;

         (b) age sixty-six (66) if the Participant was born after December 31, 1937, but before January 1, 1955; and

         (c) age sixty-seven (67) if the Participant was born after December 31, 1954.

         1.42 SUPER TOP-HEAVY PLAN means this Plan if, on any Determination Date, the Top-Heavy Ratio (as defined in the definition of "TOP-HEAVY PLAN") exceeds ninety percent (90%).

         1.43 TAXABLE WAGE BASE means the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.

         1.44 TERMINATE or TERMINATION means cessation of employment with the Company and all Related Companies for any reason. An Employee will not Terminate while in Military Service. If an employee fails to return to work for an Employer or Related Company by the earlier of:

         (a)      the end of any period of Authorized Absence, or

         (b) the date which is twelve (12) months after an Authorized Absence begins,

his Employment shall be deemed to Terminate as of the last day of the period described in (a) or (b), whichever applies.

         1.45 Top-Heavy Group means all plans of the Company and Related Companies in the Required Aggregation Group and any other qualified employee benefit plan of the Company and Related Companies which the Company elects to aggregate as part of a Permissive Aggregation Group if, on any Determination Date, the Top-Heavy Ratio (as defined in the definition of "TOP-HEAVY PLAN") exceeds sixty percent (60%)). For purposes of that comparison, the Accrued Benefits of all Non-Key Employees who were, but no longer are, Key Employees will be disregarded. If the aggregated plans do not have the same Determination Date, this test will be made using the Value calculated as of each plan's Determination Date occurring during the same calendar Year.

         1.46 TOP-HEAVY PLAN means this Plan if, on any Determination Date, the Top-Heavy Ratio exceeds sixty percent (60%). For purposes of that comparison, the Accrued Benefits of all Non-Key Employees who were, but no longer are, Key Employees will be disregarded. The following rules for calculating the Top Heavy Ratio apply for purposes of this definition, and the definitions of "SUPER TOP-HEAVY PLAN" and "TOP-HEAVY GROUP".

If the Employer:

         (a)      maintains one or more defined benefit plans; and

         (b) no benefits have accrued under any Defined Contribution Plan sponsored by the Employer during the five (5) year period ending on the Determination Date(s),

                                      THEN

the "TOP-HEAVY RATIO" for this Plan (or for the Required or Permissive Aggregation Group, as appropriate) is a fraction:

         (c) the numerator of which is the present value of the cumulative Accrued Benefits of all Key Employees as of the Determination Date(s), and

         (d) the denominator of which is the present value of the cumulative Accrued Benefits of all Participants,

both computed in accordance with Code Section 416 and the applicable regulations.

For purposes of this Section 1.46, the present value of the cumulative accrued benefits under the Plan shall be determined as of the date Plan costs for minimum funding purposes are computed, and shall be calculated using the actuarial assumptions otherwise employed under the Plan for actuarial valuations. For purposes of this paragraph "cumulative accrued benefits" and "the aggregate of the accounts" shall have the meanings provided under and be determined in accordance with Section 416 of the Code, as interpreted in applicable regulations and rulings.

If the Employer also maintains or has maintained one or more Defined Contribution Plans (including any Simplified Employee Pension Plan) in which benefits have accrued during the five (5) year period ending on the Determination Date(s);

                                      THEN

the Top-Heavy Ratio for any Required or Permissive Aggregation Group (as appropriate) is a fraction:

         (e) the numerator of which is the sum of (i) the account balances under the aggregated Defined Contribution Plan(s) for all Key Employees, and (ii) the present value of Accrued Benefits under the aggregated defined benefit plan(s) for all Key Employees as of the Determination Date(s), and

         (f) the denominator of which is the sum of (i) the Accrued Benefits under the aggregated Defined Contribution Plan(s) for all Participants, and (ii) the present value of Accrued Benefits under the defined benefit plan(s) for all Participants as of the Determination Date(s),

all determined in accordance with Code Section 416 and the applicable regulations.

The account balances under a Defined Contribution Plan, and the Accrued Benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution made in the five (5) year period ending on the Determination Date.

         (g) For purposes of computing the Top-Heavy Ratio, the value of account balances and the present value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code Section 416 and the applicable regulations for the first and second Plan Years of a defined benefit plan.

The account balances and Accrued Benefits of a Participant (i) who is not a Key Employee but who was a Key Employee in a prior year, or (ii) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the applicable regulations. Deductible employee contributions (if any) will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

For purposes of the Plan, "DETERMINATION DATE" means the date on which the Plan Administrator determines whether the Plan is Top-Heavy, Super Top-Heavy or part of a Top-Heavy Group. That date is the last day of the preceding Plan Year or, in the case of a new Plan, the last day of the first Plan Year.

         1.47 TOP-HEAVY PLAN YEAR means any Plan Year during which the Plan is Top-Heavy, Super Top-Heavy or part of a Top-Heavy Group.

         1.48     TRUST means the trust established under Article 5.

         1.49 TRUST FUND means the fund established under the terms of a trust agreement to hold assets accumulated under the Plan.

         1.50 TRUSTEE means the person named as trustee under a trust agreement holding Plan assets under Article 5.

         1.51     VALUATION DATE means the date specified in Section 6.1.

         1.52 VESTED ACCRUED BENEFIT means that portion of a Participant's Accrued Benefit which is nonforfeitable, determined as follows.

         (a) Regardless of his Years of Service, a Participant will be one hundred percent (100%) vested in his Accrued Benefit on the earliest of:

                  (i)      his Normal or Early Retirement Date;

                  (ii)     the later of (1) the date he reaches age sixty-five
                           (65), or (2) the fifth (5th) anniversary of the date he began to participate in the Plan; or

                  (iii)    the date the Plan terminates.

         (b) Except as otherwise provided in (a), next above, the nonforfeitable percentage of any part of a Participant's Accrued Benefit shall be determined under the following schedule:

                         Non-Forfeitable
Years of Service           Percentage
----------------         ---------------
Less than 5                   0%
5 or more                   100%

For any Top-Heavy Plan Year, and for any subsequent non Top-Heavy Plan Year, the following special top-heavy vesting schedule will be applied to determine the Vested Accrued Benefit of each Participant who is credited with at least one (1) Hour of Service in that Year unless the schedule above provides for more rapid vesting:

                        Non-Forfeitable
Years of Service          Percentage
----------------        ---------------
Less than 3                   0%
3 or more                   100%

         1.53 YEAR OF PARTICIPATION means each twelve (12) month Period of Service (including fractional years) during which an Employee is actively employed by an Employer, a member of the Eligible Group and accruing benefits under the Plan. For this purpose, a period during which a Participant fails to accrue a benefit solely as a result of:

         (a)      benefit limits under Code Section 415,

         (b) limits on Compensation which may be taken into account under Code Section 401(a)(17), or

         (c) any Plan limit on the number of years which may be taken into account in calculating Plan benefits,

is a period of participation.

         1.54     YEAR OF SERVICE means each twelve (12) month Period of
Service.

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

         2.1 ELIGIBILITY. Except as otherwise provided below or in any Schedule (as defined in Section 1.32), each Employee will become a Participant on the first October 1 (his "Entry Date") on which he:

         (a)      is a member of the Eligible Group (as defined below);

         (b)      has attained age twenty and one-half (20-1/2); and

         (c)      has completed six (6) months of continuous Service.

For purposes of this Section, "ELIGIBLE GROUP" means all Employees of any Employer except those who are:

         -        not Eligible Employees;

         -        Leased Employees;

         -        Non-resident aliens with no U.S. source income; or

         - Employees represented by a collective bargaining representative unless and until their eligibility to participate in the Plan has been agreed upon by the Employer and the collective bargaining representative.

                  If an unrepresented Employee who is a member of the Eligible Group later becomes represented by a bargaining representative, he will continue to be within the Eligible Group unless and until his eligibility to participate in the Plan is terminated through collective bargaining. For these purposes, a collective bargaining unit does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

An "ELIGIBLE EMPLOYEE" is any Employee who, beginning on or after October 1, 1976, is classified as a regular salaried Employee or salesman of an Employer, and, beginning on or after December 31, 1990, is classified as a regular hourly-rated Employee of an Employer. An Employee who is an Eligible Employee and either ceases to retain his Eligible Employee status or is transferred to a Related Company which has not adopted the Plan shall cease to be an Eligible Employee unless and until he regains Eligible Employee status.

         2.2 SPECIAL PROVISIONS RELATING TO ACQUIRED BUSINESSES. Employees of any Acquired Business (defined in Schedule A), operating division, business unit, subsidiary or affiliate of any Employer or Related Company to which Plan coverage has not been extended by the Company shall not be eligible to participate in the Plan. For purposes of the preceding sentence, an "ACQUIRED BUSINESS" includes any division or business unit:

         (a) established by an Employer to continue, in whole or in part, any business operation acquired by an Employer or a Related Company, or

         (b) resulting from a merger or the purchase of some or all of the assets of another business entity.

Employees who become employed by an Acquired Business after the date of acquisition shall be treated as employees of that Acquired Business.

The Board of Directors of the Company, or any group or individual authorized by the Board of Directors, may extend Plan coverage to any such group of employees. Any such extension of coverage shall be evidenced by a written document setting forth the effective date of Plan coverage, and any special terms and conditions applicable to that group.

The terms and conditions of Plan coverage for certain employees of acquired business units are set forth in Schedule A. In all cases, any grant of past service credit applies only to individuals employed on the date of the acquisition.

         2.3 PARTICIPATION. Except as otherwise provided below in this Section or in any Schedule, each Employee who is a member of the Eligible Group will become a Participant on the first Entry Date on which he meets the eligibility requirements set forth in Section 2.1.

Participants (and their Beneficiaries) shall be bound by the terms and conditions of the Plan. Subject to the provisions of Section 1.32, if a former Participant is rehired by the Employer before experiencing a Break-in-Service, he will become a Participant on the date he is first credited with an Hour of Service after that reemployment, provided that he is then a member of the Eligible Group.

         2.4      CESSATION OF PARTICIPATION. Subject to the provisions of
Section 4.7, participation will end when a Participant Terminates or when he ceases to be an Eligible Employee (as defined in Section 2.1). If his participation ends because he is no longer an Eligible Employee, the following special rules shall apply:

         - his Accrued Benefit determined as of the date he ceases to be an Eligible Employee shall be frozen and shall not be increased on account of any Period of Service completed or Compensation received while no longer an Eligible Employee; and

         - any Period of Service completed while he is not an Eligible Employee shall be counted solely for purposes of computing the nonforfeitable portion of his Accrued Benefit and for purposes of determining whether he is entitled to a distribution under
                  Article 4.

A Participant shall be considered inactive during any period of illness or disability for which he or she receives benefits under any long-term disability program sponsored by the Company or any Related Company, whether paid by an insurance company, the Company, a Related Company, or any combination of those entities.

         2.5 RESUMPTION OF PARTICIPATION. In the event an Employee becomes an Eligible Employee (either for the first time or after a prior cessation of participation), all Periods of Service, including those completed while he was not an Eligible Employee, shall be credited for purposes of:

         - determining whether he has satisfied the requirements of subsection 2.1(c); and

         - computing his Vested Accrued Benefit, except to the extent that he became a Participant on or after October 1, 1982 and was a member of a defined benefit pension plan sponsored by a collective bargaining unit to which the Company does not contribute but which was the subject of bargaining with the Company.

                                    ARTICLE 3
                       FUNDING AND AMOUNT OF PLAN BENEFITS

         3.1 CONTRIBUTIONS TO PLAN. The Employers will make contributions to the Trustee from time to time in amounts that are determined in accordance with the Plan funding policy and are consistent with the provisions of Code
Section 412. Participants are not required or permitted to make contributions under the Plan.

         3.2 FORFEITURES UNDER PLAN. Forfeitures arising under the Plan for any reason shall be applied to reduce Plan contributions and shall not be used to increase benefits payable to any person under the Plan.

         3.3 PAYMENT OF CONTRIBUTIONS TO TRUSTEE. Any contribution by an Employer for any Plan Year shall be due on the last day of that year, and shall be paid to the Trustee at such time as the Employer decides, but not later than the time prescribed by law for filing the Employer's Federal income tax return (including extensions). Employer contributions may be made in cash, cash equivalents or Company stock.

         3.4      ADDITIONAL DEFINITIONS AND SPECIAL RULES.

         (a)      A "Grandfathered Participant" is any Participant who:

                  (i)      was born on or before January 1, 1966,

                  (ii) is actively employed by an Employer and a Plan Participant on December 31, 2002, and

                  (iii) is actively employed by an Employer, a member of the Eligible Group and a Plan Participant on January 2, 2003.

         (b) "NEW FORMULA BENEFIT" means, subject to the terms and conditions of this Article 3, a benefit payable in the form of a single-life annuity, with payments beginning at the Normal Retirement Date equal to the sum of:

                  (i)      0.85% of Final Average Pay, and

                  (ii) 0.25% of that part of Final Average Pay which exceeds Covered Compensation,

                  multiplied by the lesser of thirty (30) or the Participant's number of Years of Participation as of the date of determination.

         (c) "OLD FORMULA BENEFIT" means, subject to the terms and conditions of this Article 3, a benefit payable in the form of a single-life annuity, with payments beginning at the Normal Retirement Date equal to (i) multiplied by (ii):

                  (i)      the excess (if any) of:

                           (A) 1.5% of the Participant's Final Average Pay, over

                           (B) 1.67% of the Participant's Projected Primary Insurance Amount (defined below),

                  multiplied by the lesser of thirty (30) or the Years of Participation he would have had if he had remained in the employment of an Employer until his Normal Retirement Date.

                  (ii) a fraction, not to exceed one (1), the numerator of which is the Participant's actual number of Years of Participation (including fractional years) as of the date of determination and the denominator of which is the lesser or thirty (30) or the total number of Years of Participation (also including fractional years) he would have had if he had remained in the employment of an Employer until his Normal Retirement Date.

         (d) "OTHER PLAN" means any pension, deferred profit sharing or other retirement plan to which an Employer or Related Company contributes directly (or indirectly through compensation increases for pension purposes), which qualifies under Section 401(a) of the Code, other than the Plan or any plan which provides benefits intended to be supplemental to the benefits provided under the Plan; provided, however, that the term Other Plan shall not include any profit sharing plan qualified under Section 401(a) of the Code maintained by the Company prior to October 1, 1976, The Reynolds and Reynolds Company PAYSOP (Payroll-Based Employee Stock Ownership Plan), The Reynolds and Reynolds Company 401(k) Savings Plan, The Reynolds and Reynolds Company Retiree Medical Savings Account Plan, the Money Accumulation Pension Plan For Employees of Reynolds and Reynolds, nor The Arnold Corporation Printed Communications For Business Savings Plan.

         (e) "Prior Plan" means the Plan as in effect as of September 30, 1976.

         (f) Benefit Coordination With Other Plans. If a Participant or Beneficiary (including a contingent annuitant) receives or is entitled to receive a benefit under any Other Plan, his Plan benefit shall be reduced by the Actuarial Equivalent of his pension benefit from the Other Plan, but only to the extent that:

                  (i) The benefit from the Other Plan is attributable to the same earnings and/or the same period of employment as some or all of the Plan benefit; and

                  (ii) The benefit from the Other Plan is not attributable to the voluntary or mandatory contributions (other than those provided by compensation increases for pension purposes) made by the Participant.

                  If a Participant is entitled to benefits from the Plan and one or more Other Plans for the same period of employment and if one or more of the Other Plans contains a benefit coordination provision, then the Plan benefits payable to the Participant shall be determined as follows:

                  (iii) Benefits shall be determined first under the Plan which most recently covered the Participant as an active employee, in accordance with its benefit coordination provisions, if any.

                  (iv) Benefits under the remaining plan or plans shall be determined in chronological order, starting with the plan which next most recently covered the Participant as an active employee, and, to the extent they conflict with the coordination of benefit provisions of the Plan described in (iii), next above, without regard to any benefit coordination provisions.

                  The Committee shall have the authority, in its sole discretion, to make such rules as it reasonably deems necessary to achieve equity in the application of the preceding coordination of benefit provisions.

         3.5 NORMAL RETIREMENT BENEFIT. For periods after September 30, 1997, any person participating in the Plan pursuant to the terms of a collective bargaining agreement shall be eligible for a Normal Retirement Benefit determined in accordance with the terms of that collective bargaining agreement. The following provisions of this Section 3.5 apply to Participants not described in the preceding sentence.

         (a) Minimum Benefits. The following minimum benefit provisions apply to the calculation of Normal Retirement Benefits. If the minimum benefit exceeds the benefit determined under the applicable formula, the Participant shall be entitled to the minimum benefit.

                  (i) Participants Eligible for Early Retirement. If the Participant meets the requirements for Early Retirement, his Normal Retirement Benefit shall not be less than the Early Retirement Benefit he could have received if he retired and began benefit payments as of the first day of any Plan Year which begins after the date he became eligible for Early Retirement.

                  (ii)     Minimum Dollar Amount.

                           (A) Participants Terminating Prior to January 1, 2003. In no event shall a Participant's annual Normal Retirement Pension be less than the product of (A) one hundred eighty dollars ($180.00), (B) Years of Participation as if the Participant remained employed through his Normal Retirement Date but not to exceed 30 years and (C) a fraction, not to exceed one (1), the numerator of which is the Participant's actual number of Years of Participation (including fractional years) as of the date of determination and the denominator of which is the lesser of thirty (30) or the total number of Years of Participation (also including fractional years) he would have had if he had remained in the employ of an Employer until his Normal Retirement Date.

                           (B) Participants Terminating on or after January 1, 2003. In no event shall a Participant's annual Normal Retirement Pension be less than the product of (A) one hundred eight dollars ($180.00) and (B) actual Years of Participation (including fractional years) as of the date of determination but not to exceed 30 years.

                  (iii) Participants in Prior Plan. An Employee who was a Participant under the Prior Plan as of September 30, 1974, and retires on or after his Normal or Early Retirement Date may elect in lieu of the benefit otherwise payable under this Plan, a benefit which is Actuarially Equivalent to the benefit he would have been eligible to receive under the provisions of the Prior Plan as in effect on September 30, 1974, assuming for this purpose that he continued to be covered by the Prior Plan as in effect on September 30, 1974 until his employment with his Employer Terminates. The amount of each such minimum benefit shall be calculated by the Plan actuary and reported as part of each annual actuarial valuation. The Committee shall maintain such records relating to the Prior Plan as it deems reasonably necessary to ensure that all such minimum benefits can be calculated accurately. Minimum Early Retirement benefits under this paragraph (iii), shall be calculated by reducing the minimum normal retirement benefit by 1/15 for each of the first five (5) years and 1/30 for each of the next five (5) years by which the starting date precedes the Normal Retirement Date.

                  (iv) Top-Heavy Minimum Benefit. Except as otherwise provided below in this paragraph (iv), for each Plan Year during which the Plan is Top-Heavy (but not in excess of ten (10) such years), a Participant shall accrue a minimum benefit which, expressed as a single life annuity commencing on the Participant's Normal Retirement Date, is equal to two percent (2%) of the Participant's Final Average Pay.

                           The minimum benefit may be provided under this Plan, any other defined benefit plan in which he participates and which is included in the Required Aggregation Group or under a combination of all such defined benefit plans in which he participates.

                           If a Participant also participates in a qualified Defined Contribution Plan sponsored by the Employer or a Related Company, the "top-heavy" minimum benefit shall be provided under the Defined Contribution Plan.

                           For purposes of determining "top heaviness," the value of benefits accrued by a Participant under any other defined benefit plan which is sponsored by the Employer and which is included in either a Required or Permissive Aggregation Group with this Plan will be determined using the actuarial assumptions specified in Section 1.46.

                           The same actuarial assumptions will be used to determine the rate of accrual under all defined benefit plans sponsored by the Employer which are included in either the Required or Permissive Aggregation Group with this Plan.

                           The Accrued Benefit of a Participant other than a Key Employee will be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted by the fractional rule method under Code Section 411(b)(1)(C).

                    (b) Participants Who Terminate Prior to January 1, 2003. The Normal Retirement Benefit for any Participant who is not credited with an Hour of Service for an Employer on or after January 1, 2003 shall be determined under the Old Formula, provided that the Participant was credited with at least one (1) Hour of Service with an Employer on or after the date the Old Formula became effective. The benefits of any Participant who is not credited with an Hour of Service with an Employer on or after that date shall be determined under the terms of the Plan as in effect at the time of his Termination.

         (c) Participants Who Terminate After December 31, 2002. The Normal Retirement Benefit for any Grandfathered Participant shall be the greater of the benefit determined under the Old Formula or the benefit determined under the New Formula.

                  The Normal Retirement Benefit for each other Participant who is credited with an Hour of Service with an Employer on or after January 1, 2003 shall be the greater of his Frozen Accrued Benefit, determined as of December 31, 2002 using the Old Formula, or his New Formula Benefit.

         3.6 LATE RETIREMENT BENEFIT. Subject to the terms and conditions of the Plan, a Participant who Terminates after his Normal Retirement Date will be entitled to a monthly benefit in an amount that is equal to the greatest of:

         (a)      his benefit computed as of his Normal Retirement Date;

         (b) an amount that is Actuarially Equivalent to the monthly amount that would have been paid to him had he retired on the date that would have been his Normal Retirement Date; or

         (c) his benefit computed under the then applicable Plan formula, determined as of the date he actually Terminates.

Any contrary Plan provision notwithstanding, if a Participant retires on or after his Normal Retirement Date and is reemployed by an Employer or Related Company, any Plan benefits attributable to his reemployment shall be adjusted actuarially (but not below zero (0)) to reflect the value of any Plan benefits attributable to his prior employment which were paid to him prior to reemployment. Any benefit increase resulting from reemployment shall become payable upon his subsequent Termination, or, if earlier, his "required beginning date" determined under Code Section 401(a)(9).

         3.7 EARLY RETIREMENT BENEFIT. A Participant eligible for Early Retirement who retires prior to his Normal Retirement Date shall receive a benefit, payable as an annuity for his life, equal to his Accrued Benefit (determined as of his Early Retirement date) reduced at the rate of four-tenths of one percent (0.4%) for each full month by which the starting date of the Early Retirement benefit payments precedes his Normal Retirement Date.

         3.8 BENEFITS UPON TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT. Subject to the terms and conditions of the Plan, if a Participant's employment with the Employer is Terminated for any reason (other than his death) at a time when he has a Vested Accrued Benefit, but prior to the date that he would have been eligible to retire under the Plan, he will be entitled to receive a deferred Vested Accrued Benefit in a monthly amount determined in accordance with the provisions of Section 3.5 (but based on his Years of Service, Years of Participation and Compensation as of his date of determination which is his Termination date unless otherwise specified). A Participant's deferred Vested Accrued Benefit shall be payable in accordance with the provisions of Article 4.

         3.9 NO REDUCTION IN ACCRUED BENEFIT. Nothing in this restated Plan shall have the effect of reducing the Accrued Benefit of any Participant as determined immediately prior to the Effective Date of the restated Plan generally, or any amendment to the Plan (the Participant's "PRIOR BENEFIT"). Notwithstanding any contrary Plan provision, the amount of any benefit payable to or on behalf of any Participant shall be based upon the greater of his Accrued Benefit computed under the Plan, as amended, or his Prior Benefit.

         3.10 GENERAL LIMITATIONS ON BENEFITS UNDER CODE SECTION 415. For purposes of this subsection:

         (a) "MAXIMUM BENEFIT" means the retirement benefit derived from Employer contributions and payable annually in the form of a single life annuity.

         (b) "RELATED DEFINED BENEFIT PLAN" means any other defined benefit plan (as defined in Code Section 415(k)) maintained by the Employer or any Related Company.

         (c) "RPA FREEZE DATE" means September 25, 1995, the effective date of the provisions of subsections 1.2(a) and (b) of the Plan which provide for the use of the Applicable Mortality Table and Section 417(e) Interest Rate. "RPA" refers to the Retirement Protection Act of 1994. The RPA Freeze Date must be a date that is on or before the first day of the first limitation year beginning after December 31, 1999. If, as a result of annual additions credited to his account in a defined contribution plan sponsored by an Employer or a Related Company, the Participant's RPA Old Law Benefit was reduced during the period between the RPA Freeze Date and the first day of the first limitation year beginning on or after January 1, 2000, the Participant's RPA Old Law Benefit may increase to the RPA Freeze Date level as of the first day of the first limitation year beginning on or after January 1, 2000.

         (d) "RPA OLD LAW BENEFIT" means the participant's accrued benefit, if any, under the terms of the Plan as of the RPA Freeze Date:

                  (i) applying the limitations of Code Section 415, including, without limitation, the participation requirements under Code Section 415(b)(5), and

                  (ii) if the determination is being made before the Final Implementation Date, calculating Actuarial Equivalence using an interest rate equal to the greater of (A) the Plan interest rate used to determine Actuarial Equivalence or (B) five percent (5%), and the Plan mortality table used to determine Actuarial Equivalence, taking into account Code
                           Section 415 and the Plan's terms as in effect on December 7, 1994. In determining the amount of a participant's RPA Old Law benefit, any plan amendment increasing benefits adopted after the RPA Freeze Date, and any cost of living adjustments that become effective after the RPA Freeze Date, shall be disregarded.

                           Actuarial Equivalence after the Final Implementation Date is calculated using an interest rate equal to the greater of (i) the interest rate specified in
                           Section 1.2 or five percent (5%), and the mortality table specified in Section 1.2.

                           However, in no event may a Participant's RPA Old Law Benefit exceed the Participant's Accrued Benefit as of the RPA Freeze Date determined in accordance with the preceding provisions of this definition.

         (e) "TRA '86 Old Law Benefit" means a Participant's accrued benefit, if any, under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, expressed as an annual benefit within the meaning of Code Section 415(b)(2). For this purpose, any Plan amendment or cost of living adjustment effective after May 5, 1986, shall be disregarded.

                  Notwithstanding any contrary Plan provision, except as provided in (iv), (v), (vi), (vii) or (viii), below, the Maximum Benefit payable with respect to a Participant under the Plan for any Plan Year shall not exceed an amount equal to:

                  (i)      the lesser of:

                           (A) ninety thousand dollars ($90,000), adjusted for each Plan Year (including each Plan Year commencing after the Plan Year in which the Participant's retirement or earlier termination of employment occurs) to take into account any applicable cost-of-living adjustment provided for that year by the Secretary of the Treasury under Code Section 415(d); or

                           (B) one hundred percent (100%) of the annual average of the Participant's Section 415 Compensation (as defined below) for the three (3) consecutive calendar years of his participation in the Plan in which he received his highest aggregate Section 415 Compensation from the Employers.

                                  MULTIPLIED BY

                  (ii) a fraction, the denominator of which is ten (10), and the numerator of which:

                           (A) for purposes of the dollar limit in (i)(A), above, is his number of Years of Service as a Plan Participant; and

                           (B)      for purposes of the compensation limit in
                                    (i)(A), above, is his number of Year of
                                    Service;

                           completed with the Employers prior to his Termination Date (in either case, not exceeding ten (10) such years), and;

                                   REDUCED BY

                  (iii) the amount of any annual retirement benefit payable with respect to the Participant under any Related Defined Benefit Plan (as defined below) for that Plan Year;

                             PROVIDED, HOWEVER, THAT

                  (iv) If the Accrued Benefit (expressed as a single life annuity) of a Participant in the Plan on December 31, 1982 exceeded ninety thousand dollars ($90,000), the amount of his Maximum Benefit shall not be less than the amount of his Accrued Benefit as of December 31, 1982.

                  (v) If a Participant's Maximum Benefit is paid in a form other than either a single life annuity or a form subject to Code Section 417(e), then his benefit, solely for purposes of satisfying Code Section 415, shall be determined using (A) the interest rate and mortality assumptions used for determining Actuarial Equivalence or (B) an interest rate assumption of five percent (5%) and the Applicable Mortality Table.

                  (vi) If payment of a Participant's Maximum Benefit begins after his Social Security Retirement Age, then the dollar amount then applicable under (i)(A), above, shall be increased so that such dollar amount (as increased) equals an annual benefit (beginning when payment of the Maximum Benefit begins) which is Actuarially Equivalent to a benefit in the amount of the then applicable dollar amount beginning at Social Security Retirement Age using whichever of the following produces the greatest benefit:

                           (A)      the Applicable Mortality Table as defined in
                                    Section 1.3; and

                           (B) the lesser of: (1) a five percent (5%) interest rate assumption or (2) the interest rate used for determining Actuarial Equivalence.

                           The Maximum Benefit as so determined shall not exceed one hundred percent (100%) of the Participant's high three (3) year average compensation.

                  (vii) If benefit payments begin before a Participant's Social Security Retirement Age, but on or after age sixty-two (62), the dollar limitation in (A)(1), above, for each month by which benefit payments begin before Social Security Retirement Age and on or after age sixty-two (62), shall be reduced by 5/9 of one percent for each of the first thirty-six (36) months and 5/12 of one percent for each of the next twenty-four (24) months.

                  (viii)   If benefit payments begin prior to age sixty-two
                           (62), the defined benefit dollar limitation in
                           (i)(A), shall be further reduced for each month by which benefit payments begin prior to the month in which the participant attains age sixty-two (62), to a benefit which is Actuarially Equivalent to the benefit payable at age sixty-two (62), calculated using whichever of the following produces the lowest benefit:

                           (A) the interest rate and mortality table (or other tabular factor) used for determining Actuarial Equivalence for benefits paid prior to Retirement Date; and

                           (B) a five percent (5%) interest rate and the Applicable Mortality Table as defined in
                                    Section 1.3.

                  To the extent that the Participant does not forfeit benefits upon death, any adjustment to the defined benefit dollar limitation required by the preceding provisions of this Section shall not reflect any mortality decrement.

                  (ix) If the Participant participated in one or more Related Defined Benefit Plans as of the first day of the first limitation year beginning after December 31, 1986, and each such plan met the requirements of Code Section 415 for all limitation years beginning before January 1, 1987, then the Participant's Maximum Benefit under all such defined benefit plans shall not be less than the Participant's TRA `86 Old Law Benefit.

                  (x) If the Participant participated in one or more Related Defined Benefit Plans as of the first day of the first limitation Year beginning after December 31, 1994, and all such plans met the requirements of Code Section 415 as in effect on December 7, 1994, then the Participant's Maximum Benefit under all such defined benefit plans shall not be less that the Participant's RPA Old Law Benefit.

         (f) RPA Code Section 415 Fresh Start Method. The Plan was adopted and in effect on or before December 7, 1994, and the relevant Plan provisions satisfy the requirements of Code Section 415(b)(2)(E) as in effect prior to the RPA Freeze Date. As such, any determination of Code Section 415(b)(2)(E) limits made prior to the RPA Freeze Date with respect to a Participant's RPA Old Law Benefit shall be made on the basis of the Plan and Code Section 415(b)(2)(E) provisions in effect on December 7, 1994.

                  Effective on or after the RPA Freeze Date, and notwithstanding the preceding provisions of this Section, the Accrued Benefit of a Participant with an RPA Old Law Benefit shall not exceed the greater of:

                  (i) The lesser of (A) the sum of his RPA Old Law Benefit and the part of his total Accrued Benefit that exceeds his RPA Old Law Benefit or (B) the Maximum Benefit. The Annual Benefit equivalent to the portion of the participant's total plan benefit that exceeds the RPA Old Law Benefit is calculated as described in the preceding provisions of this Section 3.10; or

                  (ii) The greater of the Participant's (A) RPA Old Law Benefit or (B) Maximum Benefit calculated as described in the preceding provisions of this Section 3.10.

         (g) Code Section 415 Dual Plan Limitation. For any Limitation Year beginning after December 31, 1982 and before January 1, 2000, if a Participant also participates in one or more "DEFINED CONTRIBUTION PLANS" (as defined in Code Sections 414(i) and 415(k)) maintained by an Employer or a Related Company (whether or not terminated), the sum of the Defined Benefit Fraction and the Defined Contribution Fraction may not exceed 1.0.

                  (i) "DEFINED BENEFIT FRACTION" means a fraction:

                           (A) the numerator of which is the Participant's total projected annual benefit under all defined benefit plans, whether or not terminated, maintained by the Employer and all Related Companies at the end of each Limitation Year; and

                           (B)      the denominator of which is the least of:

                                    (1)      1.25 times the dollar limit for
                                             each such year determined under
                                             Code Sections 415(b) and (d);

                                    (2)      1.0 times the dollar limit
                                             determined under Code Section
                                             415(b)(1)(A) for any Limitation
                                             Year the Plan is Top-Heavy or part
                                             of a Top-Heavy Group unless the
                                             Plan is not Super Top-Heavy and
                                             either:

                                             a.      if the Participant does not
                                                     participate in a defined
                                                     benefit plan sponsored by
                                                     the Employer or a Related
                                                     Company, he receives an
                                                     annual allocation at least
                                                     equal to four percent (4%)
                                                     of his Section 415
                                                     Compensation for that Year
                                                     under the Plan; or

                                             b.      if the Participant also
                                                     participates in a defined
                                                     benefit plan sponsored by
                                                     the Employer or a

                                                     Related Company and the
                                                     Employer has elected to
                                                     provide the minimum
                                                     "top-heavy" benefit by
                                                     providing an annual
                                                     allocation under the Plan
                                                     of at least seven and
                                                     one-half percent (7-1/2%)
                                                     of the Participant's
                                                     Section 415 Compensation
                                                     for that Year or has
                                                     elected to provide the
                                                     minimum defined accrual
                                                     (defined in Code Section
                                                     416(c)(1)) as adjusted by
                                                     Code Section
                                                     416(h)(2)(A)(ii)(I) under
                                                     the defined benefit plan;

                                                      OR

                                             (3)     1.4 times one hundred
                                                     percent (100%) of the
                                                     Participant's Section 415
                                                     Compensation during the
                                                     three (3) consecutive
                                                     Limitation Years that
                                                     produce the highest average
                                                     Section 415 Compensation,
                                                     including any adjustments
                                                     under Code Section 415(b).

                           Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under those plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987. If a Participant's benefit accrued under a defined benefit plan (which existed on July 1, 1982, and which satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1,
                           1983) exceeds the limit described in Code Section 415(b), the denominator of his Defined Benefit Fraction will be increased to 1.25 times that benefit.

                  (ii)     "DEFINED CONTRIBUTION FRACTION" means a fraction:

                           (A) the numerator of which is the sum of all Annual Additions (as defined below) under all Defined Contribution Plans, whether or not terminated, and welfare benefit funds (as defined in Code Section 419(e)), and individual medical accounts (as defined in Code Section 415(l)(2)) maintained by the Employer and Related Companies for all Limitation Years; and

                           (B) the denominator of which is the sum of the lesser of:

                                    (1)      1.25 times the dollar limit for
                                             such Limitation Years determined
                                             under Code Section 415(c)(1)(A),
                                             determined without regard to Code
                                             Section 415(c)(6);

                                    (2)      a. 1.0 times the dollar limit
                                             determined under subparagraph
                                             3.5(f)(i)(A)(1) for any Limitation
                                             Year the Plan is Top-Heavy or part
                                             of a Top-Heavy Group unless the
                                             Plan is not Super Top-Heavy and
                                             either:

                                             (I)     if the Participant does not
                                                     participate in a defined
                                                     benefit plan sponsored by
                                                     the Employer or a Related
                                                     Company, he receives an
                                                     annual allocation at least
                                                     equal to four percent (4%)
                                                     of his Section 415
                                                     Compensation for that year
                                                     under the Plan; or

                                             (II)    if the Participant also
                                                     participates in a defined
                                                     benefit plan sponsored by
                                                     the Employer or a Related
                                                     Company and the Employer
                                                     has elected to provide the
                                                     minimum "top-heavy" benefit
                                                     by providing an annual
                                                     allocation under the Plan
                                                     of at least seven and
                                                     one-half percent (7-1/2%)
                                                     of the Participant's
                                                     Section 415 Compensation
                                                     for that year or has
                                                     elected to provide the
                                                     minimum defined benefit
                                                     accrual (defined in Code
                                                     Section 416(c)(1) as
                                                     adjusted by Code Section
                                                     416(h)(2)(A)(ii)(I)) under
                                                     the defined benefit plan;

                                                      OR

                                    b.       1.4 multiplied by twenty-five
                                             percent (25%) of the Participant's
                                             Section 415 Compensation.

                           If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of the Plan. Under the adjustment, an amount equal to the product of:

                           (C) the excess of the sum of the fractions over 1.0, times

                           (D)      the denominator of this fraction,

                           will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                           The Annual Addition for any Limitation Year beginning before January 1, 1987 will not be re-computed to treat all Employee contributions as Annual Additions.

                           In computing the Defined Contribution Fraction for Limitation Years beginning after December 31, 1982, the denominator for all Limitation Years ending before January 1, 1983 will equal the product of:

                           (E) the denominator of the Defined Contribution Fraction for the Limitation Year ending in 1982; and

                           (F)      a fraction:

                                    (1)      the numerator of which is the
                                             lesser of fifty-one thousand eight
                                             hundred seventy-five dollars
                                             ($51,875) or 1.4 times twenty-five
                                             percent (25%) of the Participant's
                                             Section 415 Compensation for the
                                             Limitation Year ending in 1981;
                                             provided, however that forty-one
                                             thousand five hundred dollars
                                             ($41,500) will be substituted for
                                             fifty-one thousand eight hundred
                                             seventy-five dollars ($51,875) for
                                             any Limitation Year in which the
                                             Plan is Top-Heavy or part of a
                                             Top-Heavy Group unless:

                                             a.      the Plan is not Super
                                                     Top-Heavy; and

                                             b.      either:

                                                     (I)    the Participant
                                                            does not participate
                                                            in a defined benefit
                                                            plan sponsored by
                                                            the Employer or a
                                                            Related Company and
                                                            receives an annual
                                                            allocation at least
                                                            equal to four
                                                            percent (4%) of his
                                                            Section

                                                            415 Compensation for
                                                            that Year under the
                                                            Plan; or

                                                     (II)   the Participant also
                                                            participates in a
                                                            defined benefit plan
                                                            sponsored by the
                                                            Employer or a
                                                            Related Company and
                                                            the Employer has
                                                            elected to provide
                                                            the minimum
                                                            "top-heavy" benefit
                                                            by providing an
                                                            annual allocation
                                                            under the Plan of at
                                                            least seven and
                                                            one-half percent
                                                            (7-1/2%) of the
                                                            Participant's
                                                            Section 415
                                                            Compensation for
                                                            that Year or has
                                                            elected to provide
                                                            the minimum defined
                                                            benefit accrual
                                                            (defined in Code
                                                            Section 416(c)(1) as
                                                            adjusted by Code
                                                            Section
                                                            416(h)(2)(A)(ii)(I)
                                                            under the defined
                                                            benefit plan);

                                                     AND

                                    (2)      the denominator of which is the
                                             lesser of forty-one thousand five
                                             hundred dollars ($41,500) or
                                             twenty-five percent (25%) of the
                                             Participant's Section 415
                                             Compensation for the Limitation
                                             Year ending in 1981.

                           In computing the Defined Contribution Fraction for Limitation Years beginning before January 1, 1976:

                           (G) the amount included in the numerator may not exceed the amount included in the denominator; and

                           (H) the amount of a Participant's Employee contributions to be included in the numerator will be limited to the amount of those contributions for Limitation Years beginning before January 1, 1976, in excess of ten percent (10%) of his Section 415 Compensation for those Years, multiplied by a fraction, the numerator of which is one
                                    (1) and the denominator of which is the
                                    number of Limitation Years beginning before January 1, 1976, during which he was an active Participant in the Plan. However, Employee contributions made on or after October 2, 1973, will be included under this paragraph only to the extent that those contributions were permissible under the terms of the Plan as in effect on October
                                    2, 1973.

         (h) "ANNUAL ADDITION" means, for each Limitation Year of any Defined Contribution Plan sponsored by the Employer or a Related Company, the sum of:

                  (i)      the Participant's share of employer contributions;

                  (ii) any amount contributed by a Participant under a salary reduction agreement to a plan described in Code Section 401(k);

                  (iii) any voluntary after-tax contributions made by the Participant;

                  (iv) the Participant's share of any forfeitures allocated to the Trust;

                  (v) solely for purposes of the thirty thousand dollar ($30,000) limitation described in Code Section 415(c), amounts allocated after March 31, 1984, to an individual medical benefit account (as defined in Code Section 415(l)(2)) which is part of any pension or annuity plan maintained by the Employer or a Related Company; and

                  (vi) if the Participant is or, during any preceding Plan Year, was a Key Employee (as defined in Code Section 419A(d)(3)), all amounts attributable to contributions paid or accrued in any fiscal year of the Employer ending after December 31, 1985, which are allocated to a separate account under a welfare benefit fund (as defined under Code Section 419(e)) sponsored by the Employer or a Related Company to provide post-retirement medical benefits to that Key Employee.

         (i) Other Limitations on Benefit Payments to High Paid Employees. In the event of Plan termination, the benefit of any active or former Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

                  For Plan Years beginning after September 30, 1994, annual benefit payments to any of the twenty-five (25) active and former Highly Compensated Employees with the highest compensation (taking into account the current Plan Year and prior Plan Years) (the "LIMITED GROUP") shall not exceed an amount equal to the payment that would be made on behalf of the employee under a straight life annuity which is Actuarially Equivalent to the sum of:

                  (i)      his Accrued Benefit,

                  (ii) any other benefits to which the employee is entitled under the Plan (other than a Social Security supplement, as defined in Section
                           1.411(a)-7(c)(4)(ii) of the Income Tax Regulations), and

                  (iii) the amount the employee is entitled to receive under any Social Security supplement provided under the Plan.

                  The provisions of the preceding paragraph shall not apply if:

                  (iv) after payment of the benefit to any member of the Limited Group, the value of the plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities (as defined in Code Section 412(l)(7));

                  (v) the value of the benefits for any member of the Limited Group is less than one percent (1%) of the value of current liabilities, as determined before the distribution; or

                  (vi) the value of the benefits payable under the Plan to any member of the Limited Group does not exceed five thousand dollars ($5,000).

                  For purposes of the preceding sentence, the benefit of any member of the Limited Group includes any loan in excess of the amount specified in Code Section 72(p)(2)(A), any periodic income or payments, any amounts withdrawn by the employee while he is alive, and any death benefits which are not provided for by insurance on the employee's life.

                  Also, benefit payments to a member of the Limited Group which otherwise would be restricted pursuant to the preceding provisions of this subsection nonetheless may be paid in full if, prior to receipt of the "restricted amount" (as defined below), the employee enters into a written agreement with the Plan Administrator to secure repayment to the Plan of the restricted amount. For this purpose, the "restricted amount" is the excess of the amounts distributed to the employee (accumulated with reasonable interest) over the amounts that could have been distributed to the employee under the straight life annuity described in the second paragraph of this subsection (accumulated with reasonable interest). The employee may secure repayment of the restricted amount upon distribution by:

                  (vii) entering into an agreement for promptly depositing in escrow with an acceptable depository property having a fair market value equal to at least one hundred twenty-five percent (125%) of the restricted amount;

                  (viii) providing a bank letter of credit in amount equal to one hundred percent (100%) of the restricted amount; or

                  (ix) posting a bond equal to at least one hundred percent (100%) of the restricted amount.

If the employee elects to post a bond, the bond must be furnished by an insurance company, bonding company or other surety for federal bonds.

The escrow arrangement may provide that an employee may withdraw amounts in excess of one hundred twenty-five percent (125%) of the restricted amount. If the market value of the property in an escrow account falls below one hundred ten percent (110%) of the remaining restricted amount, the employee must deposit additional property to bring the value of the property held by the depository up to one hundred twenty-five percent (125%) of the restricted amount. The escrow arrangement may provide that the employee may have the right to receive any income from the property placed in escrow, subject to the employee's obligation to deposit additional property, as set forth in the preceding sentence.

A surety or bank may release any liability on a bond or letter of credit in excess of one hundred percent (100%) of the restricted amount.

If the Plan Administrator certifies to the depository, surety or bank that the employee (or the employee's estate) is not longer obligated to repay any restricted amount, a depository may redeliver to the employee (or his estate) any property held under an escrow agreement, and a surety or bank may release any liability on an employee's bond or letter of credit.

                                    ARTICLE 4
                               PAYMENT OF BENEFITS

         4.1.     GENERAL. Subject to the following provisions of this Article:

         (a) A Participant's benefit payment election must be filed with the Committee after he has received Election Information (as defined below) and not less than thirty (30) or more than ninety (90) days prior to the elected date.

         (b) The "Annuity Starting Date of a spouse" entitled to a Qualified Preretirement Survivor Annuity (as described below) is the first to occur of the date that the participant would have been eligible for early or normal retirement or a later date, if so elected.

         (c)      The term "QUALIFIED DISTRIBUTION" means:

         (i) in the case of a Participant who has no spouse on his Annuity Starting Date (as defined in (d), below), a single life annuity commencing on his Annuity Starting Date (a "LIFE ANNUITY");

         (ii) in the case of a Participant who has a spouse on his Annuity Starting Date, an immediate annuity for the life of the Participant commencing on his Annuity Starting Date with a survivor annuity for the life of his spouse which is fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his spouse and is Actuarially Equivalent of a single life annuity for the life of the Participant (a "QUALIFIED JOINT AND SURVIVOR ANNUITY"); and

         (iii) in the case of the spouse of a Participant who dies before benefit payments begin, a single life annuity for the life of the spouse commencing at the spouse's election, on a date following his Annuity Starting Date, the amount of which shall be determined as follows:

                  (A) if the Participant dies on or after the earliest retirement age provided for in the Plan, the amount of the annuity shall be determined as though the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death;

                  (B) if the Participant dies before the earliest retirement age provided for in the Plan, the amount of the annuity shall be determined as though the Participant had separated from service on his date of death, survived until the earliest retirement age provided for in the Plan, and retired with an immediate Qualified Joint and Survivor Annuity on the day before his death (a "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY").

         (d)      A Participant's "ANNUITY STARTING DATE" is:

                  (i) the first day of the first pay period for which an amount is payable as an annuity; or

                  (ii) in the case of a benefit not payable in the form of an annuity, a date selected by the Participant occurring on or after his Benefit Eligibility Date.

         (e) Timing of Distributions. A Participant will become eligible to receive payment of his Vested Accrued Benefit on the first to occur of his:

         (i) Termination (only if the present value of his Vested Accrued Benefit does not exceed ten thousand dollars ($10,000));

         (ii)     Early Retirement Date; or

         (iii)    Normal Retirement Date.

         The first to occur of (i), (ii) or (iii), above, shall constitute his "Benefit Eligibility Date".

         Payment will begin on the earlier of:

         (i)      the Participant's Annuity Starting Date; or

         (ii)     the Participant's Required Beginning Date (as defined below).

         For purposes of the Plan, "REQUIRED BEGINNING DATE" means:

                  (iii)    (A)      subject to the provisions of (B), next
                                    below, with respect to a Participant who is not a Five-Percent Owner, the April 1 following the later of the calendar year in which the Participant attains age seventy and one-half (70-1/2) or the date his employment Terminates.

                           (B) If a Participant who is actively employed and is not a Five-Percent Owner:

                                    (1)      attained age seventy and one-half
                                             (70-1/2) prior to the date this
                                             Plan restatement is executed (the
                                             "GUST RESTATEMENT DATE"), and

                                    (2)      began receiving payments under the
                                             terms of the Plan as then in
                                             effect,

                                    those payments shall continue, and the
                                    preceding provisions of this paragraph (iii) shall apply to any benefits:

                                    (3)      accrued after the GUST Restatement
                                             Date, and

                                    (4)      which accrued after the date the
                                             Participant began receiving
                                             payments and have not been included
                                             in the amount of those payments as
                                             a
                                             result of an actuarial adjustment
                                             to the amount of the payments to
                                             reflect the additional accrual.

                                    A new Annuity Starting Date (as defined in
                                    Code Section 417(f)(2)(A)) will be used to determine the Participant's minimum required distribution with respect to benefit accruals described in (3) and (4), next above.

                  (iv) with respect to a Participant who is a Five-Percent Owner, April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2).

         A Participant's written benefit payment election must be filed with the Committee within a reasonable time prior to the elected date.

         In no event will a Participant's distribution begin later than sixty
         (60) days after the close of the Plan Year in which the latest of the following occurs:

                  (v) The earlier of the Participant's Early or Normal Retirement Date or his sixty-fifth (65th) birthday;

                  (vi) The tenth (10th) anniversary of his participation in the Plan;

                  (vii)    The Participant's Termination; or

                  (viii) The date specified in the Participant's written benefit payment election.

                  If a Participant dies after distribution of his benefit has begun, any remaining benefits will continue to be distributed at least as rapidly as under the method of distribution in effect immediately prior to the Participant's death.

                  If a Participant dies before payment of his benefit begins, distribution of all remaining benefits (if any):

                  (ix) shall be completed by December 31 of the calendar year which includes the fifth (5th) anniversary of the Participant's death; or

                  (x) shall begin on or before December 31 of the calendar year immediately following the calendar year of the Participant's death, and shall be paid over a period not greater than the life expectancy of a Beneficiary designated by the Participant; or

                  (xi) if his surviving spouse is the designated Beneficiary of the Participant, shall begin on or before the later of:

                           (A) December 31 of the calendar year immediately following the calendar year of the Participant's death; or

                           (B) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2);

                           and shall be paid over a period not greater than the life expectancy of the Participant's surviving spouse.

                  If benefits are not paid pursuant to a distribution election made by the Participant before his death, his Beneficiary must elect a method of distribution no later than the earlier of:

                  (xii) December 31 of the calendar year in which distributions are required to begin under the preceding provisions of this subsection 4.1(e); or

                  (xiii) December 31 of the calendar year which includes the fifth anniversary of the Participant's death.

                  If the Participant has no designated Beneficiary, or if the designated beneficiary fails timely to elect a method of payment, distribution of any benefits payable on behalf of the Participant must be completed on or before December 31 of the calendar year which includes the fifth anniversary of the Participant's death.

         4.2.     FORMS OF DISTRIBUTION.

         (a) General. For purposes of determining the amount of any benefit payable to a Participant or Beneficiary pursuant to Article 3, the "NORMAL FORM" of each Participant's benefit shall be a single life annuity payable for the life of the Participant. Except as otherwise provided in Section 4.5, a Participant must consent to any such distribution.

                  Subject to the remaining provisions of this Section 4.2, a Participant may elect, during his Election Period (as defined below), to receive a distribution of his Accrued Benefit according to an Optional Method of Payment, as defined below. Any such election:

                  (i) shall provide for a period of certain distribution not longer than the joint life expectancy of the Participant and his Beneficiary;

                  (ii) may be revoked by the Participant at any time, without the consent of his spouse; and

                  (iii) will be effective only if the Committee receives a written consent from the Participant's spouse which meets the applicable requirements for a Beneficiary designation as set forth in Section 1.4 and described in Code Section 417(a).

         (b) Direct Rollover. For purposes of this subsection, the following terms shall have the meanings indicated.

                  An "ELIGIBLE DISTRIBUTION" is any payment of all or any part of an Eligible Participant's Accrued Benefit, except:

                  (i) a distribution that is payable in the form of an annuity; one of a series of substantially equal annual or more frequent installments made for a specified period:

                           (A)      of at least ten (10) years; and

                           (B) not longer than the joint lives (or joint life expectancies) of the Eligible Participant and his Beneficiary;

                  (ii) the part of a distribution which is required under Code Section 401(a)(9); and

                  (iii) the part of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  An "ELIGIBLE RETIREMENT PLAN" is:

                  (v) with respect to Direct Rollovers on behalf of the Eligible Participant an individual retirement account, an individual retirement annuity, an annuity plan, or a qualified trust (as described in Code Sections 408(a), 408(b), 403(a) and 401(a),
                           respectively), that accepts the Direct Rollover;

                  (vi) with respect to Direct Rollovers to the surviving spouse of an Eligible Participant, an individual retirement account or individual retirement annuity (as described in Code Sections 408(a) and 408(b), respectively).

                  An "ELIGIBLE PARTICIPANT" includes any of the following who is otherwise eligible for a benefit payment under the Plan:

                  (vii)    an employee,

                  (viii)   a former employee, and

                  (ix) the surviving spouse of an employee or former employee (including a former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p)).

                  A "DIRECT ROLLOVER" is a direct payment by the Plan to another Eligible Retirement Plan specified by an Eligible Participant in a written election described in the next paragraph of this Section.

                  For purposes of this Section, "OPTIONAL METHOD OF PAYMENT" means an amount which is Actuarially Equivalent to the single-life annuity to which he would otherwise be entitled under the provisions of this Plan, payable in the form of:

         - for benefits with a present value of ten thousand dollars ($10,000) or less, a single, lump-sum cash payment in an amount which is Actuarially Equivalent to the single-life annuity to which he would otherwise be entitled under the provisions of this Plan

         - an annuity payable for the life of the Participant, with payments guaranteed for a minimum period of sixty (60) or one hundred twenty (120) months;

         -        a single life annuity;

         - a joint and fifty percent (50%) survivor annuity naming a beneficiary other than the Participant's spouse, if any, as the joint annuitant;

         - a joint and sixty-six and two-thirds percent (66-2/3%) survivor annuity naming the Participant's spouse, if any, or any other beneficiary as the joint annuitant; or

         - a joint and one hundred percent (100%) survivor annuity naming the Participant's spouse, if any, or any other beneficiary as the joint annuitant.

Provided, however, that if a Participant elects an annuity which provides for payment to a contingent beneficiary other than his spouse in the event of his death, the present value of the benefit payable to the Participant, determined as of the date payments to the Participant begin, must be more than fifty percent (50%) of the present value of the entire benefit. For this purpose, present value shall be determined using the same assumptions which would be used to determine Actuarial Equivalence.

An Eligible Participant who receives payment in the form of an Actuarially Equivalent lump sum payment (whether as a result of a proper election or under the Cash-Out provisions of Section 4.5) may elect, on a written form filed at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Distribution paid in the form of a Direct Rollover.

         (c) In no event shall the amount of any benefit payable to a Participant or Beneficiary pursuant to Article 3 after his Required Beginning Date be less than the minimum required distribution as defined by Code Section 401(a)(9) and Treas. Reg. Section 1.401(a)(9).

         4.3 ELECTION PERIOD AND ELECTION INFORMATION. Except as otherwise provided below, a Participant's "ELECTION PERIOD" is:

         (a) for a Qualified Pre-retirement Survivor Annuity, the period beginning on the first day of the Plan Year during which he attains age thirty-five (35) years (or, in the case of an Employee who becomes a Participant after attaining age thirty-five (35) years, the one (1) year period beginning on the date he becomes a Participant) and ending on the date of his death; and

         (b) for a Life Annuity or Qualified Joint and Survivor Annuity, the period beginning ninety (90) days prior to the date the Participant first receives payment and ending on that date.

Notwithstanding the foregoing provisions of this Section, the Election Period of a Participant whose employment with the Company Terminates (for a reason other than his death) prior to the first day of the Plan Year in which he would attain age thirty-five (35) years, will begin on his Termination date (but only with respect to his Vested Accrued Benefit as of that date). The Committee will make Election Information available to such a Terminated Participant within a reasonable time period after his Termination date.

The Committee will make Election Information available to a Participant during the thirty-six (36) month period next preceding his Election Period described in subsection (a) above and, again, during the first sixty (60) days of his Election Period described in subsection (b) above. If a Participant first notifies the Committee of his marriage after the day which otherwise would have been the first day of his Election Period, then, the Committee shall make Election Information available to him on or about the date that he notifies it of his marriage.

The term "ELECTION INFORMATION" means:

         (c) a written description of the terms and conditions of annuity described in paragraphs 4.1(c)(i), (ii), and (iii), whichever is applicable, and the relative financial effect of payment in those forms and in other forms available under the Plan;

         (d) a notification of the right to elect not to receive payment in accordance with paragraphs 4.1(c)(i), (ii), and (iii), whichever is applicable, and the conditions related to that election, including:

                  (i) the rights of a Participant's spouse; and

                  (ii) the Participant's right to revoke a previous election to waive under paragraphs 4.1(c)(ii) and (iii) (and the effect).

         4.4 PRE-RETIREMENT DEATH BENEFIT. Except as otherwise provided in this Section, if a Participant dies before benefit payments begin and is survived by a spouse, his aggregate, nonforfeitable Accrued Benefit shall be distributed to his spouse on the spouse's Benefit Payment Date, in the form of a Qualified Preretirement Survivor Annuity, as defined above, or, for distributions occurring prior to January 1, 2003, in the form of a life annuity, at the spouse's election.

If a Participant dies before benefit payments begin, and

         (a)      he is not survived by a spouse; or

         (b) he has properly designated a Beneficiary other than his spouse;

then his Beneficiary or Beneficiaries shall be entitled to a death benefit equal to fifty percent (50%) of his accrued Normal Retirement Benefit (determined as of his date of death, and unreduced for early payment), payable for a period of sixty (60) consecutive months, beginning on the first day of the month next following the Participant's date of death. If there are multiple surviving Beneficiaries, the death benefit will be divided between or among them:

         (c)      as specified on the Beneficiary designation, or

         (d) if the Beneficiary designation does not specify how the benefit is to be divided, as the Committee shall determine, based on rules and procedures it establishes.

         4.5      CASH-OUTS. Notwithstanding the preceding provisions of this
Article 4, if the present value of a Participant's Vested Accrued Benefit is (and, with respect to distributions made on or before October 16, 2000, has always been) equal to or less than five thousand dollars ($5,000), the Trustee shall distribute his Vested Accrued Benefit, in a lump sum payment, as soon as practicable after he Terminates. Any such distribution will fully discharge the Plan's liability to the Participant and his Beneficiary.

For purposes of this Section 4.5, the present value of a Participant's Vested Accrued Benefit shall be determined using the "APPLICABLE MORTALITY TABLE", as defined in Code Section 417(e)(3)(A)(ii), and the Section 417 Interest Rate described in Section 1.2.

If, as of the date of his termination of employment, a Participant's Vested Account Balance is zero (0), the Participant shall be deemed to have received a distribution of the nonforfeitable portion of his Accrued Benefit on the date of his termination of employment.

         4.6 PAYMENTS TO ALTERNATE PAYEE. The amount of benefits paid to a Participant will be adjusted in accordance with the requirements of any Qualified Domestic Relations Order which provides for payment of all or part of those benefits to an "ALTERNATE PAYEE" (as defined in Code Section 414(p)(8)).

If, within eighteen (18) months of receipt of a domestic relations order, the Committee determines that the order is a Qualified Domestic Relations Order, payment shall be made to the Alternate Payee as provided in that order.

The time of payment to any Alternate Payee shall be as provided in the Qualified Domestic Relations Order, provided, however, that no such payment shall be made before the earlier of:

         (a) the date on which the Participant is entitled to a distribution under the Plan; or

         (b)      the later of:

                  (i)      the date the Participant attains age fifty (50); or

                  (ii) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant Terminated.

Once the Committee determines that any order received by it is a QDRO, any Beneficiary Designation made by the Participant to whom the QDRO relates will become null and void to the extent that it contradicts the QDRO.

         4.7 BENEFITS UPON RE-EMPLOYMENT OF A PARTICIPANT WHO HAS A VESTED ACCRUED BENEFIT ATTRIBUTABLE TO PRIOR SERVICE WHICH IS IN PAY STATUS AT THE TIME OF RE-EMPLOYMENT. If a Participant:

         (a)      Terminated employment with the Company and all Related
                  Companies,

         (b)      began receiving benefit payments in the form of an annuity,

         (c)      is re-employed by an Employer,

         (d)      meets the requirements of Section 2.1 after re-employment, and

         (e) is not (i) a Five Percent Owner who is re-employed by the Employer on or after the April 1 next following the calendar year during which he attained age seventy and one-half (70-1/2) years, or (ii) a Participant whose Retirement Date preceded the date of his re-employment, then those payments shall continue, and the preceding provisions of Article 4 shall apply to any benefits:

         (f)      accrued after his reemployment date, and

         (g) which accrued after the date the Participant began receiving payments and have not been included in the amount of those payments as a result of an actuarial adjustment to the amount of the payments to reflect the additional accrual.

Any benefits payable to or on behalf of the Participant as a result of service performed prior to the initial commencement of benefit payments shall be determined in accordance with the provisions of the Plan as in effect at the date of his Termination prior to re-employment. For this purpose:

         (h) Years of Service as of the original Termination date will be added to any Years of Service accrued during re-employment, and

         (i) the resulting benefit shall be reduced by an amount determined by an enrolled actuary, according to the terms of the Plan and applicable law, to be Actuarially Equivalent to any Plan benefits previously paid to the Participant.

Benefit payments to a Participant who previously elected payment in the form of an annuity and is:

         (j) a Five Percent Owner who is re-employed by the Employer on or after the April 1 next following the calendar year during which he attained age seventy and one-half (70-1/2) years], or

         (k)      re-employed by the Employer, or

         (l) a Participant whose Retirement Date preceded the date of his re-employment,

shall continue during the period of re-employment, and the Participant shall continue to accrue benefits for his period of re-employment in accordance with the provisions of the

Plan as in effect during that period. At the date of his Termination after re-employment, the amount of any benefit accrued during re-employment will be added to the benefit accrued prior to re-employment, and the resulting amount shall be paid to the Participant or his Beneficiary(ies), as appropriate, according to his election and the terms of the Plan as then in effect.

Notwithstanding the foregoing provisions of this Section 4.7:

         (m) in no event shall the amount of the Participant's benefit (expressed as a single life annuity), be less than the amount (expressed as a single life annuity) that the Participant was receiving, or entitled to receive, immediately prior to his re-employment date; and

         (n) a Participant described in 4.7(e)(ii) may, by written notice to the Plan Administrator prior to performing an Hour of Service after re-employment, voluntarily elect to have benefit payments suspended during his period of re-employment, in which case his benefit upon subsequent Termination shall be calculated accordingly.

         4.8 ADDITIONAL PROVISIONS RELATING TO BENEFITS. The following provisions shall also apply to benefit payments under the Plan.

         (a) Payment of the proceeds of any insurance contract held by the Trustee will be made only in one or more of the forms permitted by Sections 4.2, 4.4 and 4.5, whichever applies.

         (b) If, due to his legal, physical or mental incapacity, payment cannot be made directly to a Participant or Beneficiary, the Trustee, at the direction of the Committee, will make payment to the guardian of the Participant or Beneficiary, or, if there is no guardian, to any person or institution which has custody of the person entitled to the payment.

         4.9 NON-TRANSFERABILITY. Except with respect to the creation, assignment or recognition of a right to any amount payable with respect to a Participant pursuant to a "domestic relations order" (as defined in Code Section 414(p)(1)(B)) which is determined by the Committee to be a Qualified Domestic Relations Order, the interests of Participants and other persons entitled to distributions under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered. Notwithstanding the preceding provisions of this Section, nothing in the Plan shall be construed to preclude the enforcement of a federal tax levy under Code
Section 6331 or the collection by the United States of a judgment resulting from an unpaid tax assessment or the offset of a Participant's Accrued Benefit in the case of a judgment or settlement regarding a fiduciary breach under ERISA
Section 206(d)(4) or under a
judgment or conviction for a crime involving the Plan pursuant to Code Section 401(a)(13)(C).

                                    ARTICLE 5
                                 THE TRUST FUND

Plan assets shall be held and invested by the Trustee as provided in the Trust Agreement.

                                    ARTICLE 6
                 TRUST FUND VALUATION AND PARTICIPANT STATEMENTS

         6.1 VALUATION OF THE TRUST FUND. An actuarial valuation shall be performed as of the first day of each Plan Year by an enrolled actuary.

         6.2 PARTICIPANT STATEMENTS. To the extent required by law, as soon as practicable after any valuation under Section 6.1 and at the discretion of the Committee, after any interim valuation, the Committee will prepare and deliver to each Participant a benefit statement which is consistent in form and content with the requirements of Title I of ERISA.

                                    ARTICLE 7
                               PLAN ADMINISTRATION

         7.1 GENERAL. The authority to control and manage the operation and administration of the Plan is vested in a Committee which has the rights, duties and obligations set forth in this Article 7.

         7.2 MEMBERSHIP AND MANNER OF ACTING. The Committee shall consist of three (3) or more persons selected by the Board of Directors of the Company. In controlling and managing the operation and administration of the Plan, the Committee shall act by the concurrence of a majority of its then members by meeting or by writing without a meeting. The Committee, by unanimous written consent, may authorize any one of its members to execute any document, instrument or direction on its behalf. A written statement by a majority of the Committee members or by an authorized Committee member shall be conclusive in favor of any person (including the Trustee) acting in reliance on it.

         7.3 RIGHTS, POWERS AND DUTIES. The Committee shall have such authority as may be necessary to discharge its responsibilities under the Plan, including the following powers, rights and duties:

         (a) to interpret and construe, in its sole discretion, in a nondiscriminatory manner, the provisions of the Plan and to adopt such rules of procedure and regulations as are consistent with the provisions of the Plan and as it deems necessary and proper;

         (b) to determine, in its sole discretion, in a nondiscriminatory manner, all questions relating to the eligibility, benefits and other Plan rights of all persons;

         (c)      to direct all distributions from the Plan;

         (d) to establish and amend any legally required funding or investment policy for the Plan;

         (e) to maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide; and

         (f)      to delegate its powers and duties to others as it sees fit.

Nothing in this Plan shall be construed to preclude the Committee from exercising full discretionary authority with respect to all aspects of Plan administration.

         7.4      COMMITTEE AS PLAN TRUSTEE. Subject to the provisions of
Article 5 of the Trust, the Committee, as trustee, shall discharge its duties under the Plan and Trust solely in the interest of persons entitled to benefits under the Plan, and

         (a)      for the exclusive purpose of:

                  (i) providing benefits to persons entitled thereto under the Plan; and

                  (ii) defraying reasonable expenses of administering the Trust;

         (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims;

         (c) by diversifying its investment of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

         7.5 APPLICATION OF RULES. In operating and administering the Plan, the Committee shall apply all rules of procedure and regulations adopted by it in a uniform and non-discriminatory manner. Any act of the Committee based on an interpretation of the

Plan which is made in good faith shall be binding and conclusive upon all persons or entities claiming benefits under the Plan.

         7.6 REMUNERATION AND EXPENSES. No remuneration shall be paid to any Committee member as such. The reasonable expenses of a Committee member incurred in the performance of a Committee function shall be reimbursed by the Employer, however.

         7.7 RESIGNATION OR REMOVAL OF COMMITTEE MEMBER AND APPOINTMENT OF SUCCESSOR. A Committee member may resign at any time by advance written notice to the other Committee members. The Board of Directors of the Company may remove a Committee member by giving advance notice to him and the other Committee members. The Board of Directors of the Company may fill any vacancy in the membership of the Committee and shall give prompt notice thereof to the other Committee members.

         7.8 RELIANCE ON INFORMATION PROVIDED BY EMPLOYER. The Committee may inspect such of the books and records of the Employer as it reasonably determines to be necessary to obtain any factual information reasonably required to perform its obligations under the Plan. The Committee may also rely on any oral or written statement made by an authorized officer of the Employer or a Related Company. If the Committee so requests, the Employer or any Related Company shall certify any such statement.

         7.9 INDEMNIFICATION. The Employer and the Related Companies shall indemnify the Committee, each of its members and any Employee or director of the Employer or a Related Company to whom authority or responsibility have been delegated under this Article (collectively, the "INDEMNIFIED GROUP"), to the extent expressly provided by agreement or under the Articles of Incorporation, code of regulations or by-laws of the Employer or Related Company, as appropriate. The Employer and the Related Companies further agree to indemnify each member of the Indemnified Group with respect to any liability actually and reasonably incurred (including reasonable attorneys fees, expenses, judgments, fines and amounts paid in settlement) in connection with any threatened or pending action, suit or other proceeding relating to any act or failure to act in connection with the discharge of their responsibilities under the Plan and the Trust, but only if:

         (a) the member of the Indemnified Group acted (or failed to act) in good faith and based on a reasonable belief that the conduct was consistent with the best interest of the Plan; and

         (b) with respect to any criminal action or proceeding, they had no reasonable cause to believe that their conduct was unlawful.

         7.10 NOTICES. Any notice or document required to be filed with any person under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to such person, in care of the Employer, at the address where it maintains its corporate headquarters, or at such other place as the Employer shall designate from time to time in a written notice to Plan Participants. Any notice required under the Plan may be waived by the person entitled to notice.

                                    ARTICLE 8
                            AMENDMENT AND TERMINATION

         8.1 AMENDMENT. Subject to the provisions of the Trust Agreement relating to the reversion of Plan assets, the Company reserves the right to amend the Plan at any time, except that no amendment shall reduce a Participant's Accrued Benefits to less than the amount that he would have been entitled to receive if he had resigned from the employ of his Employer on the day preceding the date of the amendment.

Any officer or director of the Company may amend the Plan, but only to the extent that any such amendment does not materially increase or decrease the Employers cost of maintaining the Plan.

In addition, to the extent provided from time to time by action of the Board, any officer or director of the Company may amend the Plan:

         (a) to extend Plan coverage to any division, operating unit, or group of employees of the Company not covered under by the Plan,

         (b) to extend Plan coverage to persons who become Company employees as the result of a merger, the purchase of assets of another business, or other acquisitions, and,

         (c) to specify the extent, if any, that prior employment of any group of employees described in (d), next above, will be taken into account for purposes of satisfying the fifteen year service requirement for Early Retirement, and the thirty-five year service requirement for eliminating the accrual fraction under the Old Formula at Early Retirement.

Notwithstanding any contrary plan provision, if any Plan amendment changes any vesting schedule contained in Section 1.52, each Participant who, as of the effective date of the amendment, has completed at least three (3) Years of Service shall have the right to elect (in accordance with reasonable procedures established by the Committee) to have the forfeitable percentage of his Accrued Benefit determined without regard to the amendment. The period during which the election may be made shall begin on the date the amendment is adopted or deemed to be made and shall end on the latest of:

         (d)      the sixtieth (60th) day after the amendment is adopted;

         (e)      the sixtieth (60th) day after the amendment becomes effective;
                  or

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

         (f) the sixtieth (60th) day after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

         8.2 TERMINATION. The Plan, as applied to all of the Employers, will terminate as of such date as the Company may decide. The Plan, as adopted by any Employer, will terminate on the first to occur of the following:

         (a)      the date it is terminated by that Employer;

         (b) the date the Employer is judicially declared bankrupt or insolvent, provided the Plan is terminated; or

         (c) the effective date of the dissolution, merger, consolidation or reorganization of that Employer or the sale by that Employer of all or substantially all of its assets, except that, subject to the provisions of Section 8.3, in any such event arrangements may be made whereby the Plan will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Plan.

         8.3 MERGER AND CONSOLIDATION OF PLAN, TRANSFER OF PLAN ASSETS. In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each affected Participant in the Plan will be entitled to receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately prior to the merger, consolidation or transfer.

         8.4 VESTING AND DISTRIBUTION ON TERMINATION AND PARTIAL TERMINATION. On termination or partial termination of the Plan the date of termination or partial termination, as the case may be, will be a Valuation Date and, after all adjustments required under the Plan and Trust have been made, each affected Participant's Accrued Benefit will be nonforfeitable and, subject to any adjustments that may be required on any subsequent Valuation Date, will be distributable in accordance with the provisions of Article 4.

         8.5 NOTICE OF AMENDMENT, TERMINATION OR PARTIAL TERMINATION. Affected individuals will be notified of an amendment, termination or partial termination of the Plan as required by law.

                                    ARTICLE 9
                                     GENERAL

         9.1 CONSTRUCTION. Each provision of the Plan is independent of each other provision. If a court of competent jurisdiction finally determines that any Plan provision is

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

illegal, unenforceable or in conflict with the Code, ERISA or any other applicable law, that provision will be disregarded and will be void. The invalidation of any Plan provision will not impair the validity of the remaining Plan provisions. The headings and subheadings in the Plan are inserted only for the convenience of reader, and are not to be considered in the construction of its provisions.

         9.2 PARTICIPATION NOT CONTRACT OF EMPLOYMENT. The Plan does not constitute a contract of employment. Participation in the Plan will not give any Employee the right to be retained in the employ of an Employer nor give any person any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the terms of the Plan.

         9.3 APPLICABLE LAWS. The Plan shall be construed and administered in accordance with the laws of the state in which the Employer has its principal place of business to the extent that such laws are not preempted by the laws of the United States of America.

         9.4 COUNTERPARTS. The Plan may be executed in any number of counterparts, each of which shall be considered an original.

         9.5 INITIAL QUALIFICATION. The Plan is intended to comply with Code Section 401(a). If the Internal Revenue Service issues a written determination that the Plan as initially adopted is not qualified, and the Employer elects not to make any amendments required to make the Plan qualified, the Plan shall terminate. If the Plan terminates as provided in this Section, the Trust will terminate and all amounts contributed by the Employer and Participants (adjusted for net earnings and losses) will be returned to them within one (1) year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

         9.6 CONTRIBUTIONS CONDITIONED UPON DEDUCTIBILITY. All employer contributions are expressly conditioned upon their deductibility. To the extent permitted by law, all or any part of any such contribution which is determined not to be deductible shall be refunded to the employer within one year after the payment of the contribution or the disallowance of the deduction (but only to the extent disallowed).

TO EVIDENCE ITS AGREEMENT, the Company, by duly authorized officer, has executed this document as of September 30, 2003

                                               THE REYNOLDS AND REYNOLDS COMPANY

                                               By

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

                                   SCHEDULE A

1.       ReyZon

Former employees of ReyZon who become Employees of an Employer on January 1, 1980, shall become participants in the Plan on that date. In addition, such Employees shall begin receiving service credit for all Plan purposes as of January 1, 1980. Service with ReyZon prior to January 2, 1980, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen
(15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

2.       Arnold Corporation - Printed Communications For Business ("ARNOLD")

Employees who transferred directly from The Reynolds and Reynolds Company to Arnold or Loftins Business Forms Co., Inc. ("LOFTINS") on or about October 1, 1986, shall receive credit for periods of continuous Employment with Arnold or Loftins, as appropriate, on and after October 1, 1986. Other Arnold employees, and Employees or former employees of Arnold, Loftins Business Forms Co., Inc., any subsidiary of Arnold or Loftins, or any affiliate of any such entity (the "Arnold Group") who on or after October 1, 1989, become Employees of an Employer other than the Arnold Group, shall receive credit for:

         (i)      periods of continuous Employment on and after October 1, 1989,

         (ii) periods of continuous Employment with Arnold, Loftins, or any subsidiary of Arnold or Loftins between May 30, 1986 and September 30, 1989, for purposes of determining eligibility to participate and vesting,

         (iii) periods of continuous Employment with Arnold, Loftins, or any subsidiary of Arnold or Loftins between May 30, 1986 and September 30, 1987 for purposes of the accrual fraction under the Old Formula,

         (iv) periods of employment prior to May 30, 1986 with Arnold, Loftins, or any subsidiary of Arnold or Loftins shall be considered Continuous Employment only for purposes of the thirty-five (35) year service requirement to eliminate the accrual fraction at Early Retirement under the Old Formula.

3.       Caseware, Inc.

Former employees of Caseware, Inc. who become Employees of an Employer on June 1, 1988, shall become participants in the Plan on that date. In addition, such Employees shall begin receiving service credit for all Plan purposes as of June 1, 1988. Service with Caseware, Inc. prior to June 1, 1988, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen
(15) year service requirement for Early

Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

4.       Norick Brothers, Inc.

Former employees of Norick Brothers, Inc. who become Employees of an Employer on June 1, 1992, shall become participants in the Plan on that date. In addition, such Employees shall begin receiving service credit for all Plan purposes as of June 1, 1992. Service with Norick Brothers, Inc. prior to June 1, 1992, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

5.       Shumate Business Forms

Former employees of Shumate Business Forms who become Employees of an Employer on August 31, 1992, shall become participants in the Plan on that date. In addition, such Employees shall begin receiving service credit for all Plan purposes as of August 31, 1992. Service with Shumate Business Forms prior to August 31, 1992, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

6.       NMCS, Inc.

Employees of NMCS, Inc., who are not members of the NMCS Excluded Group shall receive credit for continuous employment with NMCS, Inc. on or after January 1, 1993. For purposes of the preceding sentence, the "NMCS EXCLUDED GROUP" shall consist of any person employed by NMCS, Inc. in connection with its Total Billing Management service whose primary duties are the performance of services for one or more customers of the NMCS, Inc. Total Billing Management service at a field location January 1, 1993. In addition, employees of NMCS, Inc. who are not members of the NMCS Excluded Group, and former employees of NMCS, Inc. who on or after January 1, 1993 become Employees of an Employer other than NMCS, Inc. shall receive credit for periods of employment with NMCS, Inc.:

         (i) between January 1, 1990 and January 1, 1993, inclusive, except for purposes of determining Years of Participation, and

         (ii) or any predecessor or affiliate of NMCS, Inc. prior to January 1, 1990 only for purposes of the fifteen (15) year service requirement to qualify for Early Retirement, and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

7.       Woodbury Business Systems, Inc.

Former employees of Woodbury Business Systems, Inc. who become Employees of an Employer on February 26, 1993, shall become participants in the Plan on that date. In addition, such Employees shall begin receiving service credit for all Plan purposes as of February 26, 1993. Service with Woodbury Business Systems, Inc. prior to February 26, 1993, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

8.       Coin, Inc.

Former employees of Coin, Inc. who become Employees of an Employer on June 29, 1993, shall become participants in the Plan on that date. In addition, such Employees shall begin receiving service credit for all Plan purposes as of June 29, 1993. Service with Coin, Inc. Prior to June 29, 1993, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen
(15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

9.       Law Printing, Inc.

Former employees of Law Printing, Inc. who become Employees of an Employer on January 4, 1994, shall become participants in the Plan on October 1, 1994. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1994. For vesting purposes, such Employees shall begin receiving service credit as of January 4, 1994. Service with Law Printing, Inc. prior to January 4, 1994, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

10.      Formcraft, Inc.

Former employees of Formcraft, Inc. who become Employees of an Employer on January 4, 1994, shall become participants in the Plan on October 1, 1994. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1994. For vesting purposes, such Employees shall begin receiving service credit as of January 4, 1994. Service with Formcraft, Inc. prior to January 4, 1994, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

11.      Management Computer Services, Inc.

Former employees of Management Computer Services, Inc. who become Employees of an Employer on May 7, 1994, shall become participants in the Plan on October 1, 1995. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1995. For vesting purposes, such Employees shall begin receiving service credit as of May 7, 1994. Service with Management Computer Services, Inc. prior to May 7, 1994, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen
(15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

12.      Poorman Douglas

Former employees of Poorman Douglas who become Employees of an Employer on November 1, 1994, shall become participants in the Plan on October 1, 1995. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1995. For vesting purposes, such Employees shall begin receiving service credit as of November 1, 1994. Service with Poorman Douglas prior to November 1, 1994, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

13.      SSEI

Former employees of SSEI who become Employees of an Employer on January 16, 1995, shall become participants in the Plan on October 1, 1995. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1995. For vesting purposes, such Employees shall begin receiving service credit as of January 16, 1995. Service with SSEI prior to January 16, 1995, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

14.      Pioneer Systems, Incorporated

Former employees of Pioneer Systems, Incorporated who become Employees of an Employer on April 1, 1995, shall become participants in the Plan on October 1, 1995. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1995. For vesting purposes, such Employees shall begin receiving service credit as of April 1, 1995. Service with Pioneer Systems, Incorporated prior to April 1, 1995, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen
(15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

15.      Ultimate Processing Services ("UPS")

Former employees of UPS who become Employees of an Employer on April 1, 1995, shall become participants in the Plan on October 1, 1995. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1995. For vesting purposes, such Employees shall begin receiving service credit as of April 1, 1995. Service with UPS prior to April 1, 1995, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

16.      Salcris Corporation

Former employees of Salcris Corporation who become Employees of an Employer on May 10, 1995, shall become participants in the Plan on October 1, 1996. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1996. For vesting purposes, such Employees shall begin receiving service credit as of May 10, 1995. Service with Salcris Corporation prior to May 10, 1995, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

17.      Dataforms, Inc.

Former employees of Dataforms, Inc. who become Employees of an Employer on May 10, 1995, shall become participants in the Plan on October 1, 1996. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1996. For vesting purposes, such Employees shall begin receiving service credit as of May 10, 1995. Service with Dataforms, Inc. prior to May 10, 1995, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

18.      Dealernet

Former employees of Dealernet who become Employees of an Employer on June 16, 1995, shall become participants in the Plan on October 1, 1996. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1996. For vesting purposes, such Employees shall begin receiving service credit as of June 16, 1995. Service with Dealernet prior to June 16, 1995, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

19.      Nickelsen Group

Former employees of Nickelsen Group who become Employees of an Employer on July 1, 1995, shall become participants in the Plan on October 1, 1996. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1996. For vesting purposes, such Employees shall begin receiving service credit as of July 1, 1995. Service with Nickelsen Group prior to July 1, 1995, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

20.      Jordan Graphics, Inc.

Former employees of Jordan Graphics, Inc. who become Employees of an Employer on January 23, 1996, shall become participants in the Plan on January 23, 1996. In addition, such Employees shall begin receiving service credit for all Plan purposes as of January 23, 1996. Service with Jordan Graphics, Inc. prior to January 23, 1996, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

21.      Wheeler Management

Former employees of Wheeler Management who become Employees of an Employer on July 1, 1996, shall become participants in the Plan on October 1, 1997. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 1997. For vesting purposes, such Employees shall begin receiving service credit as of July 1, 1996. Service with Wheeler Management prior to July 1, 1996, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

22.      Half-A-Car ("HAC")

Former employees of HAC who become Employees of an Employer on May 19, 2000, shall become participants in the Plan on October 1, 2003. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 2003. For vesting purposes, such Employees shall begin receiving service credit as of May 19, 2000. Service with HAC prior to May 19, 2000, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

23.      Automark

Former employees of Auto Mark who become Employees of an Employer on May 19, 2000, shall become participants in the Plan on October 1, 2003. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 2003. For vesting purposes, such Employees shall begin receiving service credit as of May 19, 2000. Service with Auto Mark prior to May 19, 2000, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

24.      Dealerkid

Former employees of Dealerkid who become Employees of an Employer on November 20, 2000, shall become participants in the Plan on October 1, 2001. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 2001. For vesting purposes, such Employees shall begin receiving service credit as of November 20, 2000. Service with Dealerkid prior to November 20, 2000, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

25.      Boatventures

Former employees of Boatventures who become Employees of an Employer on August 9, 2002, shall become participants in the Plan on October 1, 2003. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 2003. For vesting purposes, such Employees shall begin receiving service credit as of August 9, 2002. Service with Boatventures prior to August 9, 2002, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

26.      Networkcar

Former employees of Networkcar who become Employees of an Employer on December 2, 2002, shall become participants in the Plan on October 1, 2003. In addition, such Employees shall begin receiving service credit for all Plan purposes except for vesting as of October 1, 2003. For vesting purposes, such Employees shall begin receiving service credit as of December 2, 2002. Service with Networkcar prior to December 2, 2002, shall be credited by The Reynolds and Reynolds Company only for purposes of satisfying the fifteen (15) year service requirement for Early Retirement and the thirty-five (35) year service requirement to eliminate the accrual fraction under the Old Formula at Early Retirement.

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